As filed with the Securities and Exchange Commission on May 29, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-21895

Underlying Funds Trust
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  March 31, 2013

Item 1. Schedule of Investments.

Underlying Funds Trust
Event Driven
Schedule of Investments
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 71.4%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	2,869	$82,943
EDAC Technologies Corp. (a)	715	13,256
Total Aerospace & Defense		96,199

Airlines - 1.0%
Delta Air Lines, Inc. (a)	73,456	1,212,759
Beverages - 0.3%
Grupo Modelo SAB de CV (a)	45,000	407,539
Biotechnology - 0.0%
3SBio, Inc. - ADR (a)	2,000	30,400
Capital Markets - 3.4%
Duff & Phelps Corp.	70,327	1,090,772
E*Trade Financial Corp. (a)	120,203	1,287,374
Firstcity Financial Corp. (a)	2,000	19,640
Oaktree Capital Group LLC	32,913	1,679,221
Total Capital Markets		4,077,007

Chemicals - 10.6%
Ashland, Inc.	4,303	319,713
Chemtura Corp. (a)	115,507	2,496,106
Ferro Corp. (a)	861,845	5,817,454
OM Group, Inc. (a)	27,255	639,947
PPG Industries, Inc.	3,806	509,775
WR Grace & Co. (a)	12,127	939,964
Zoltek Cos., Inc. (a)	157,006	1,876,222
Total Chemicals		12,599,181

Commercial Banks - 0.8%
CIT Group, Inc. (a)	21,518	935,603
Heritage Commerce Corp. (a)	8,000	21,698
Total Commercial Banks		957,301

Communications Equipment - 1.0%
Acme Packet, Inc. (a)	33,000	964,260
Loral Space & Communications, Inc.	3,099	191,766
Total Communications Equipment		1,156,026

Computers & Peripherals - 1.6%
Dell, Inc.	60,000	859,800
Intermec, Inc. (a)	110,000	1,081,300
Total Computers & Peripherals		1,941,100

Construction & Engineering - 2.4%
SNC-Lavalin Group, Inc.	66,792	2,795,684
Construction Materials - 0.0%
Vulcan Materials Co.	1,000	51,700
Consumer Finance - 0.0%
Asset Acceptance Capital Corp. (a)	200	1,348
Netspend Holdings, Inc. (a)	800	12,712
Total Consumer Finance		14,060

Containers & Packaging - 0.2%
Graphic Packaging Holding Co. (a)	28,690	214,888
Diversified Telecommunication Services - 0.5%
tw telecom, inc. (a)	21,517	542,013
Ziggo NV	500	17,584
Total Diversified Telecommunication Services		559,597

Electric Utilities - 0.0%
Iberdrola SA	9	42
Electrical Equipment - 0.0%
SGL Carbon SE	500	19,680
Electronic Equipment, Instruments & Components - 0.1%
Laird PLC	30,000	99,053
Energy Equipment & Services - 2.1%
North American Energy Partners, Inc. (a)	541,637	2,458,973

Food & Staples Retailing - 0.3%
SUPERVALU, Inc.	82,709	416,853
Food Products - 2.8%
Copeinca ASA	20,000	207,165
De Master Blenders (a)	58,000	895,888
Dole Food Co., Inc. (a)	53,204	579,924
GrainCorp Ltd.	10,000	121,606
HJ Heinz Co.	18,000	1,300,860
Rieber & Son AS	20,000	222,574
Total Food Products		3,328,017

Health Care Equipment & Supplies - 0.0%
Palomar Medical Technologies, Inc. (a)	500	6,745
Health Care Providers & Services - 0.9%
Assisted Living Concepts, Inc.	40,000	475,600
Coventry Health Care, Inc.	10,000	470,300
Rhoen Klinikum AG	5,000	106,105
Total Health Care Providers & Services		1,052,005

Hotels, Restaurants & Leisure - 2.6%
7 Days Group Holdings Ltd. - ADR (a)	200	2,686
Ameristar Casinos, Inc.	10,000	262,300
Marriott International, Inc.	1	42
Orient-Express Hotels Ltd. (a)	7,000	69,020
Six Flags Entertainment Corp.	37,005	2,682,123
WMS Industries, Inc. (a)	5,000	126,050
Total Hotels, Restaurants & Leisure		3,142,221

Household Durables - 0.6%
Nobility Homes, Inc. (a)	4,000	21,720
Tempur-Pedic International, Inc. (a)	14,345	711,942
Total Household Durables		733,662

Insurance - 0.4%
Alleghany Corp. (a)	300	118,776
MBIA, Inc. (a)	35,796	367,625
Total Insurance		486,401

Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	2,000	108,000
Machinery - 2.5%
Cascade Corp.	7,500	487,350
CNH Global NV	12,000	495,840
EnPro Industries, Inc. (a)	14,345	734,034
Gardner Denver, Inc.	17,000	1,276,870
Sauer-Danfoss, Inc.	100	5,843
Total Machinery		2,999,937

Media - 9.3%
Arbitron, Inc.	10,000	468,700
Astral Media, Inc. - Class B	1,500	78,629
Belo Corp.	20,511	201,623
Cablevision Systems Corp.	12,365	184,980
Fisher Communications, Inc.	129,683	5,088,761
Jupiter Telecommunications Co. Ltd.	800	1,047,857
Live Nation Entertainment, Inc. (a)	16,143	199,689
News Corp.	10,542	321,742
Telenet Group Holding NV	7,000	346,177
Tribune Co. (a)	43,035	2,446,540
Virgin Media, Inc.	13,000	636,610
Total Media		11,021,308

Metals & Mining - 1.1%
AuRico Gold, Inc. (a)	11,086	69,731
Aurizon Mines Ltd. (a)	10,000	43,806
Camino Minerals Corp. (a)	4,000	433
Hoganas AB	3,400	168,003
Inmet Mining Corp.	4,000	266,378
Metals USA Holdings Corp.	23,065	476,292
Pan American Silver Corp.	3,000	49,318
Walter Energy, Inc.	6,454	183,939
Total Metals & Mining		1,257,900

Multiline Retail - 2.1%
Hudson's Bay Co.	161,405	2,516,764
Multi-Utilities - 0.4%
CH Energy Group, Inc.	8,000	523,120
Oil, Gas & Consumable Fuels - 10.1%
Americas Petrogas, Inc. (a)	32,663	62,056
Atlas Energy LP	68,891	3,033,960
Berry Petroleum Co.	200	9,258
Copano Energy LLC	1,000	40,520
Inergy LP	119,233	2,435,930
Kelt Exploration Ltd. (a)	2,500	16,366
McMoRan Exploration Co. (a)	80,000	1,308,000
Penn West Petroleum Ltd.	324,886	3,495,707
Plains Exploration & Production Co. (a)	12,000	569,640
Surge Energy, Inc. (a)	217,413	695,567
Uranium One, Inc. (a)	1,000	2,756
Xinergy Ltd. (a)	390,728	326,937
Total Oil, Gas & Consumable Fuels		11,996,697

Paper & Forest Products - 0.7%
Caraustar Industries, Inc. (Acquired 05/27/2010, Cost $292,028) (a)(d)(f)	137	138,696
Tembec, Inc. (Acquired 06/04/2009 through 05/17/2011, Cost $156,780) (a)(d)	76,683	249,106
Wausau Paper Corp.	41,084	442,885
Total Paper & Forest Products		830,687

Pharmaceuticals - 0.4%
Obagi Medical Products, Inc. (a)	25,000	493,750
Real Estate Investment Trusts (REITs) - 6.8%
CreXus Investment Corp.	2,000	26,040
CyrusOne, Inc. (a)	30,925	706,327
Huntingdon Capital Corp.	372,070	4,508,719
Ryman Hospitality Properties	61,279	2,803,514
Total Real Estate Investment Trusts (REITs)		8,044,600

Road & Rail - 1.7%
AMERCO	11,476	1,991,545
Semiconductors & Semiconductor Equipment - 0.1%
Lam Research Corp. (a)	2,250	93,285
LTX-Credence Corp. (a)	2,500	15,100
PLX Technology, Inc. (a)	7,000	31,920
Total Semiconductors & Semiconductor Equipment		140,305

Software - 0.1%
Pervasive Software, Inc. (a)	12,000	110,040
Specialty Retail - 1.5%
Hot Topic, Inc.	8,000	111,040
Office Depot, Inc. (a)	387,234	1,521,830
The Pep Boys-Manny, Moe & Jack	15,000	176,850
Total Specialty Retail		1,809,720

Textiles, Apparel & Luxury Goods - 0.6%
K-Swiss, Inc. (a)	152,800	724,272
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	16,000	138,240
Trading Companies & Distributors - 1.2%
MRC Global, Inc. (a)	33,479	1,102,464
SeaCube Container Leasing Ltd.	14,699	337,489
Total Trading Companies & Distributors		1,439,953

Wireless Telecommunication Services - 0.9%
MetroPCS Communications, Inc. (a)	25,000	272,500
Vodafone Group PLC - ADR	28,680	814,799
Total Wireless Telecommunication Services		1,087,299

TOTAL COMMON STOCKS (Cost $73,356,428)		$82,632,257

	Principal
	Amount
CONVERTIBLE BONDS - 1.5%
Consumer Finance - 0.7%
Atlanticus Holdings Corp.
5.875%, 11/30/2035	$2,000,000	800,000
Machinery - 0.8%
Meritor, Inc.
7.875%, 03/01/2026 (Acquired 11/30/2012, Cost $906,218)(b)	1,000,000	1,014,375
TOTAL CONVERTIBLE BONDS (Cost $1,714,671)		$1,814,375

CORPORATE BONDS - 7.1%
Construction Materials - 0.8%
Shingle Springs Tribal Gaming Authority
9.375%, 06/15/2015 (Acquired 11/9/2012 through 11/13/2012, Cost $869,735)(b)	1,000,000	996,250
Diversified Financial Services - 0.9%
ARD Finance S.A.
11.125%, 06/01/2018 (f)	EUR 750,000	1,048,493
Food Products - 0.9%
Pilgrims Pride Corp.
7.875%, 12/15/2018	$1,000,000	1,081,250
Health Care Equipment & Supplies - 0.0%
Human Touch LLC/Interactive Health Finance Corp.
15.000%, 03/30/2014 (Acquired 06/18/2009 through 09/30/2012, Cost $221,905)(d)(f)	239,067	24
Hotels, Restaurants & Leisure - 0.0%
Lone Star Note
3.000%, 12/31/2014 (Acquired 06/15/2009, Cost $10,000) (d)(f)	10,000	100
Internet Software & Services - 1.2%
iPayment, Inc.
10.250%, 05/15/2018	1,500,000	1,387,500
Metals & Mining - 0.0%
Old AII, Inc.
10.000%, 12/15/2016 (Acquired 05/27/2010, Cost $6,850)(d)(e)(f)	1,000,000	20
Oil, Gas & Consumable Fuels - 0.8%
Xinergy Corp.
9.250%, 05/15/2019 (Acquired 03/09/2012 through 03/25/2013,Cost $1,010,759)(b)	1,400,000	994,000
Paper & Forest Products - 0.8%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021	1,000,000	1,000,000
Real Estate Investment Trusts (REITs) - 0.4%
Huntingdon Capital Corp.
7.500%, 12/31/2016 (Acquired 11/10/2011, Cost $417,649)(b)	CAD 425,000	435,522
Specialty Retail - 1.3%
The Bon-Ton Department Stores, Inc.
10.250%, 03/15/2014	$901,000	905,505
Broder Brothers Co. PIK
12.000%, 10/15/2013	607,338	605,060
Total Specialty Retail		1,510,565

TOTAL CORPORATE BONDS (Cost $8,264,732)		$8,453,724

BANK LOANS - 1.5%
Harrah's Las Vegas Properties Co.
3.700%, 02/13/2015	1,500,000	1,412,340
Harrah's Las Vegas Properties Co. Mezzanine 1
3.500%, 02/13/2014	133,333	100,334
Harrah's Las Vegas Properties Co. Mezzanine 2
3.500%, 02/13/2014	122,222	91,972
Harrah's Las Vegas Properties Co. Mezzanine 3
3.500%, 02/13/2014	122,222	91,972
Harrah's Las Vegas Properties Co. Mezzanine 4
3.500%, 02/13/2014	122,222	91,972
TOTAL BANK LOANS (Cost $1,661,408)		$1,788,590

ESCROW NOTES - 0.0%
Delphi Financial Class Action Trust Escrow (a)(f)	15,000	0
General Motors Co. (a)(f)	1,200,000	0
General Motors Co. (a)(f)	500,000	0
General Motors Co. (a)(f)	6,000	0
Lear Corp. (Acquired 11/19/2009, Cost $0) (a)(d)(f)	1,000,000	100
Six Flags Entertainment Corp. (a)(f)	600,000	0
Smurfit-Stone Container Corp. (a)(f)	7,125	0
TOTAL ESCROW NOTES (Cost $0)		$100

RIGHTS - 0.0%	Contracts
American Medical Alert Corp. (a)(f)	20,000	200
Clinical Data, Inc. (a)(f)	18,000	17,100
Gerber Scientific, Inc. (a)(f)	30,000	300
TOTAL RIGHTS (Cost $0)		$17,600

WARRANTS - 0.0%
Huntingdon Capital Corp.
Expiration December 2016, Exercise Price: $9.00 (a)	11,900	38,540
Lear Corp.
Expiration November 2014, Exercise Price: $10.56 (a)	75	8,316
TOTAL WARRANTS (Cost $29)		$46,856

PURCHASED OPTIONS - 0.3%

Call Options - 0.0%
Penn West Petroleum Ltd.
Expiration June 2013, Exercise Price: $12.00	340	8,500
Vodafone Group PLC
Expiration January 2014, Exercise Price: $30.00	143	15,015
Total Call Options		23,515

Put Options - 0.3%
Chesapeake Energy Corp.
Expiration: April 2013, Exercise Price: $13.00	404	808
Gulfport Energy Corp.
Expiration: April 2013, Exercise Price: $37.50	66	660
iShares Russell 2000 Index Fund
Expiration: April 2013, Exercise Price: $92.00	287	17,794
Expiration: April 2013, Exercise Price: $93.00	861	74,046
SPDR S&P 500 ETF Trust
Expiration: April 2013, Exercise Price: $154.00	574	49,938
Expiration: May 2013, Exercise Price: $150.00	886	91,258
Expiration: May 2013, Exercise Price: $152.00	143	19,591
Expiration: May 2013, Exercise Price: $153.00	287	45,346
Total Put Options		299,441

TOTAL PURCHASED OPTIONS (Cost $532,773)		$322,956

MONEY MARKET FUNDS - 13.4%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
12/31/2031, 0.11% (c)(g)	15,912,271	15,912,271
TOTAL MONEY MARKET FUNDS (Cost $15,912,271)		$15,912,271

Total Investments (Cost $101,442,312) - 95.2%		110,988,729

Other Assets in Excess of Liabilities - 4.8%		5,733,472
TOTAL NET ASSETS - 100.0%		$116,722,201

Percentages are stated as a percent of net assets.

PIK	Payment-in-Kind
ADR	American Depository Receipt
(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2013, the market value of these securities total $3,440,147 which represents 2.9% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at March 31, 2013.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2013, the fair value of these securities total $388,046 which represents 0.3% of total net assets.

(e)	Default or other conditions exist and security is not presently accruing income.
(f)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments).  At March 31, 2013, the fair value of these securities total $1,205,033 which represents 1.0% of total net assets.

(g)	The rate shown is the seven day yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Event Driven
Securities Sold Short
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 5.1%
Capital Markets - 0.0%
AGF Management Ltd.	4,303	$45,662
Health Care Providers & Services - 0.2%
Aetna, Inc.	3,885	198,601
Hotels, Restaurants & Leisure - 1.7%
Bloomin' Brands, Inc.	16,800	300,216
Chipotle Mexican Grill, Inc.	5,214	1,699,086
Total Hotels, Restaurants & Leisure		1,999,302

Machinery - 0.3%
Fiat Industrial SpA	30,624	344,271
Media - 1.3%
Liberty Global, Inc. - Series A	516	37,874
Liberty Global, Inc. - Series C	385	26,423
Thomson Reuters Corp.	44,642	1,449,972
Total Media		1,514,269

Oil, Gas & Consumable Fuels - 0.6%
Chesapeake Energy Corp.	38,397	783,683
Software - 1.0%
FactSet Research Systems, Inc.	13,276	1,229,358
TOTAL COMMON STOCKS (Proceeds $5,769,311)		$6,115,146

EXCHANGE TRADED FUNDS - 14.7%
Industrial Select Sector SPDR Fund	45,100	1,882,023
iShares Russell 2000 Index Fund	55,692	5,249,528
Powershares QQQ Trust Series 1	14,898	1,027,515
SPDR S&P 500 ETF Trust	49,668	7,775,525
SPDR S&P Oil & Gas Exploration & Production ETF	22,473	1,359,392
United States Oil Fund LP	7,687	267,200
TOTAL EXCHANGE TRADED FUNDS (Proceeds $16,316,994)		$17,561,183

	Principal
	Amount	Value
CORPORATE BONDS - 1.3%
Metals & Mining - 0.5%
United States Steel Corp.
7.375%, 04/01/2020	$500,000	523,750
Multiline Retail - 0.8%
Sears Holdings Corp.
6.625%, 10/15/2018	1,000,000	973,750
TOTAL CORPORATE BONDS (Proceeds $1,477,500)		$1,497,500

Total Securities Sold Short (Proceeds $23,563,805) - 21.1%		$25,173,829

Percentages are stated as a percent of net assets.

Underlying Funds Trust
Event Driven
Options Written
March 31, 2013 (Unaudited)
		Fair
	Contracts	Value
Call Options
Atlas Energy LP
Expiration: April 2013, Exercise Price: $46.00	57	$1,283
Gulfport Energy Corp.
Expiration: April 2013, Exercise Price: $42.50	131	54,103
Expiration: April 2013, Exercise Price: $45.00	131	31,833
Total Call Options		87,219

Put Options
iShares Russell 2000 Index Fund
Expiration: April 2013, Exercise Price: $90.00	574	19,516
MRC Global, Inc.
Expiration: June 2013, Exercise Price: $25.00	52	520
Penn West Petroleum Ltd.
Expiration: June 2013, Exercise Price: $10.00	286	8,580
PPG Industries, Inc.
Expiration: May 2013, Exercise Price: $110.00	118	6,490
Expiration: May 2013, Exercise Price: $115.00	47	3,877
Expiration: May 2013, Exercise Price: $120.00	54	7,020
SPDR S&P 500 ETF Trust
Expiration: April 2013, Exercise Price: $140.00	306	2,142
Expiration: April 2013, Exercise Price: $144.00	306	3,978
Expiration: April 2013, Exercise Price: $145.00	287	4,018
Expiration: May 2013, Exercise Price: $140.00	287	7,749
Expiration: May 2013, Exercise Price: $141.00	287	9,184
Expiration: May 2013, Exercise Price: $145.00	287	15,211
Expiration: May 2013, Exercise Price: $147.00	143	9,867
Vodafone Group PLC
Expiration: January 2014, Exercise Price: $23.00	143	9,295
Total Put Options		107,447

Total Options Written (Premiums received $374,302)		$194,666

Underlying Funds Trust
Event Driven
Swap Contracts
March 31, 2013
						Moody's Rating	Maximum		Unrealized
		Buy/Sell	Pay/Receive	Termination	Notional	of Reference	Potential	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	Future Payment	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	Markit CDX.NA.HY.19	Buy	5.00%	12/20/2017	(2,000,000)	B1	(2,000,000)	$(117,792)	$(67,299)

J.P. Morgan	Belo Corp.	Buy	5.00%	12/20/2017	(1,000,000)	Ba2	(1,000,000)	(17,654)	2,751

Total Credit Default Swap Buy Contracts									(64,548)

Total Credit Default Swap Contracts									$(64,548)

Underlying Funds Trust
Event Driven
Forward Contracts
March 31, 2013 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		March 31, 2013	to be Received		March 31, 2013	(Depreciation)
4/30/2014	915,000	Euros	$1,177,519	1,234,701	U.S. Dollars	$1,234,701	$57,182
			$1,177,519			$1,234,701	$57,182

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2013 (Unaudited):

	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Equity Contracts
Purchased Options	Investments	*	$322,956
Written Options				Written option contracts, at value	*	$194,666
Total			$322,956			$194,666

Foreign Exchange Contracts:
Forward Contracts		**	57,182		**	-
Credit Contracts:
Swap Contracts	Swap payments paid/Net unrealized gain on swap contracts	***	2,751	Swap payments received/Net unrealized loss on swap contracts	***	(202,745)
Total			$59,933			$(202,745)

* Fair value as reported on the Statements of Assets and Liabilities.
** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
*** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2013 (unaudited):

Description	Level 1	Level 2	Level 3		Total
Common Stocks	$82,493,561	$-	$138,696	(1)	$82,632,257
Convertible Bonds	-	1,814,375	-		1,814,375
Corporate Bonds	-	7,405,087	1,048,637		8,453,724
Bank Loans	-	1,788,590	-		1,788,590
Escrow Notes	-	-	100		100
Rights	-	-	17,600		17,600
Warrants	-	46,856	-		46,856
Purchased Options	322,956	-	-		322,956
Money Market Funds	15,912,271	-	-		15,912,271
Total Long Investments in Securities	$98,728,788	$11,054,908	$1,205,033		$110,988,729

Securities Sold Short:
Common Stocks	$6,115,146	$-	$-		$6,115,146
Exchange Traded Funds	17,561,183	-	-		17,561,183
Corporate Bonds	-	1,497,500	-		1,497,500
Total Securities Sold Short	$23,676,329	$1,497,500	$-		$25,173,829

Written Options	$194,666	$-	$-		$194,666

Other Financial Instruments
Credit Default Swap Buy Contracts	$-	$(64,548)	$-		$(64,548)
Forward Contracts	57,182	-	-		57,182
Total Other Financial Instruments	$57,182	$(64,548)	$-		$(7,366)

(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Paper & Forest Products	$138,696
		$138,696

Transfers into Level 1 and out of Level 2		$78,629

Transfers were made into Level 1 from Level 2 due to an increase in market activity.

There were no transfers into or out of Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2012	$674,075
Accrued discounts/premiums	2,193
Realized gain (loss)	(59,303)
Change in unrealized appreciation	(79,542)
Purchases	1,085,259
Sales	(417,649)
Transfer in and/or out of Level 3	-
Balance as of March 31, 2013	$1,205,033

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2013	$(94,086)

Type of Security	Fair Value at 3/31/2013	Valuation Techniques	Unobservable Input	Range
Common Stocks	$138,696	Private Transaction	Inputs used by third party for offer	NA

			Discount for lack of marketability	65%

Corporate Bonds	1,048,637	Consensus pricing	Third party & broker quoted inputs	NA

Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA

Rights	17,600	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

When observable price quotations are not available for corporate bonds, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, and recovery rates based on collateral values as key inputs.

The significant unobservable inputs used in the fair value measurement of the Trust's escrowed securities are the likelihood that cash flows or shares will not be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Trust's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust. The Adviser develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

Underlying Funds Trust
Long/Short Equity
Schedule of Investments
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 73.8%
Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (a)	10,540	$429,610
Airlines - 0.3%
JetBlue Airways Corp. (a)	97,000	669,300
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	16,880	928,400
Automobiles - 0.8%
Ford Motor Co.	70,000	920,500
General Motors Co. (a)	34,500	959,790
Total Automobiles		1,880,290

Beverages - 0.7%
Dr Pepper Snapple Group, Inc.	33,395	1,567,895
Biotechnology - 1.4%
Alkermes PLC (a)	128,600	3,049,106
Myriad Genetics, Inc. (a)	6,411	162,839
Total Biotechnology		3,211,945

Capital Markets - 0.9%
Financial Engines, Inc. (a)	18,480	669,346
Morgan Stanley	22,600	496,748
The Goldman Sachs Group, Inc.	5,700	838,755
WisdomTree Investments, Inc. (a)	6,948	72,259
Total Capital Markets		2,077,108

Chemicals - 1.2%
El du Pont de Nemours & Co.	12,860	632,197
Huntsman Corp.	14,000	260,260
Koppers Holdings, Inc.	23,053	1,013,871
Olin Corp.	23,358	589,089
Tronox Ltd.	14,720	291,603
Total Chemicals		2,787,020

Commercial Banks - 1.0%
OmniAmerican Bancorp, Inc. (a)	52,609	1,329,956
Wells Fargo & Co.	26,000	961,740
Total Commercial Banks		2,291,696

Commercial Services & Supplies - 0.4%
Command Security Corp. (a)	70,000	129,500
Tetra Tech, Inc. (a)	24,567	749,048
Total Commercial Services & Supplies		878,548

Communications Equipment - 2.2%
Arris Group, Inc. (a)	12,297	211,139
Brocade Communications Systems, Inc. (a)	164,840	951,127
Cisco Systems, Inc.	37,000	773,670
Plantronics, Inc.	27,880	1,232,017
Polycom, Inc. (a)	25,600	283,648
QUALCOMM, Inc.	11,000	736,450
RADWARE Ltd. (a)	29,100	1,097,943
Total Communications Equipment		5,285,994

Computers & Peripherals - 1.0%
Apple, Inc.	1,300	575,419
EMC Corp. (a)	27,500	656,975
NCR Corp. (a)	29,600	815,776
Synaptics, Inc. (a)	9,240	375,976
Total Computers & Peripherals		2,424,146

Construction & Engineering - 0.9%
MasTec, Inc. (a)	52,200	1,521,630
Quanta Services, Inc. (a)	18,164	519,127
Total Construction & Engineering		2,040,757

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	8,450	862,069
Consumer Finance - 0.7%
American Express Co.	12,200	823,012
Capital One Financial Corp.	17,000	934,150
Total Consumer Finance		1,757,162

Containers & Packaging - 0.2%
Aptargroup, Inc.	10,979	629,646
Diversified Consumer Services - 0.5%
K12, Inc. (a)	46,266	1,115,473
Diversified Financial Services - 1.1%
Citigroup, Inc.	17,900	791,896
IntercontinentalExchange, Inc. (a)	7,000	1,141,490
Moody's Corp.	11,000	586,520
Total Diversifed Financial Services		2,519,906

Diversified Telecommunication Services - 0.3%
ORBCOMM, Inc. (a)	120,653	628,602
Electric Utilities - 0.3%
ITC Holdings Corp.	7,410	661,417
Electrical Equipment - 0.3%
Avnet, Inc. (a)	17,642	638,641
Helix Wind Corp. (a)	301,628	30
II-VI, Inc. (a)	7,405	126,181
Total Electrical Equipment		764,852

Electronic Equipment, Instruments & Components - 2.7%
Arrow Electronics, Inc. (a)	26,334	1,069,687
Corning, Inc.	76,203	1,015,786
Electro Rent Corp.	27,497	509,794
FARO Technologies, Inc. (a)	14,629	634,752
IPG Photonics Corp.	19,234	1,277,330
National Instruments Corp.	22,190	726,723
Newport Corp. (a)	67,080	1,134,994
Total Electronic Equipment, Instruments & Components		6,369,066

Energy Equipment & Services - 1.3%
Gulfmark Offshore, Inc.	40,095	1,562,101
Weatherford International Ltd. (a)	126,615	1,537,106
Total Energy Equipment & Services		3,099,207

Food Products - 1.0%
TreeHouse Foods, Inc. (a)	25,620	1,669,143
Zhongpin, Inc. (a)	54,030	696,447
Total Food Products		2,365,590

Health Care Equipment & Supplies - 10.9%
ABIOMED, Inc. (a)	67,890	1,267,506
Accuray, Inc. (a)	253,900	1,178,096
Alere, Inc. (a)	27,240	695,437
Align Technology, Inc. (a)	24,870	833,394
AtriCure, Inc. (a)	210,401	1,666,376
CareFusion Corp. (a)	40,400	1,413,596
Conceptus, Inc. (a)	25,669	619,906
Cynosure, Inc. (a)	19,900	520,783
DexCom, Inc. (a)	179,685	3,004,334
Greatbatch, Inc. (a)	145,653	4,350,655
Haemonetics Corp. (a)	74,960	3,122,834
Hologic, Inc. (a)	40,000	904,000
MGC Diagnostics Corp. (a)	18,100	126,519
RTI Biologics, Inc. (a)	509,636	2,007,966
Solta Medical, Inc. (a)	425,875	936,925
Spectranetics Corp. (a)	82,840	1,535,025
Volcano Corp. (a)	58,800	1,308,888
Total Health Care Equipment & Supplies		25,492,240

Health Care Providers & Services - 1.6%
Capital Senior Living Corp. (a)	4,766	125,966
Community Health Systems, Inc.	11,970	567,258
HCA Holdings, Inc.	7,200	292,536
Health Management Associates, Inc. (a)	41,300	531,531
Laboratory Corp. of America Holdings (a)	17,600	1,587,520
Skilled Healthcare Group, Inc. (a)	106,177	697,583
Total Health Care Providers & Services		3,802,394

Health Care Technology - 1.5%
MedAssets, Inc. (a)	126,919	2,443,191
Vocera Communications, Inc. (a)	50,600	1,163,800
Total Health Care Technology		3,606,991

Hotels, Restaurants & Leisure - 3.1%
Asia Entertainment & Resources Ltd.	143,404	616,637
Jack In The Box, Inc. (a)	47,051	1,627,494
Morgans Hotel Group Co. (a)	385,635	2,282,959
Pinnacle Entertainment, Inc. (a)	81,133	1,186,165
Scientific Games Corp. (a)	132,920	1,163,050
Whistler Blackcomb Holdings, Inc. (a)	27,567	365,534
Total Hotels, Restaurants & Leisure		7,241,839

Household Durables - 1.0%
D.R. Horton, Inc.	34,300	833,490
La-Z-Boy, Inc.	23,102	435,935
M/I Homes, Inc. (a)	42,207	1,031,961
Total Household Durables		2,301,386

Industrial Conglomerates - 0.3%
General Electric Co.	33,700	779,144
Insurance - 1.6%
Stewart Information Services Corp.	92,890	2,365,908
Tower Group International Ltd.	79,883	1,473,842
Total Insurance		3,839,750

Internet & Catalog Retail - 0.4%
Shutterfly, Inc. (a)	19,850	876,774
Internet Software & Services - 1.7%
ExactTarget, Inc. (a)	29,333	682,579
Google, Inc. (a)	2,015	1,599,970
Responsys, Inc. (a)	61,570	544,895
VeriSign, Inc. (a)	22,560	1,066,637
Yandex NV (a)	8,100	187,272
Total Internet Software & Services		4,081,353

IT Services - 2.6%
Broadridge Financial Solutions, Inc.	24,860	617,522
Cardtronics, Inc. (a)	87,440	2,401,102
Computer Sciences Corp.	25,950	1,277,519
Euronet Worldwide, Inc. (a)	20,217	532,516
ServiceSource International, Inc. (a)	97,200	687,204
Syntel, Inc.	6,827	460,959
The Hackett Group, Inc.	10,230	46,751
Total IT Services		6,023,573

Leisure Equipment & Products - 0.1%
Nautilus, Inc. (a)	25,125	183,412
Life Sciences Tools & Services - 0.7%
Bruker Corp. (a)	37,900	723,890
Fluidigm Corp. (a)	53,000	981,030
Total Life Sciences Tools & Services		1,704,920

Machinery - 1.7%
Blount International, Inc. (a)	103,585	1,385,967
ESCO Technologies, Inc.	15,590	637,007
Graco, Inc.	10,800	626,724
Greenbrier Cos., Inc. (a)	55,305	1,255,977
Wabash National Corp. (a)	6,837	69,464
Total Machinery		3,975,139

Media - 0.5%
National CineMedia, Inc.	69,210	1,092,134
Oil, Gas & Consumable Fuels - 1.4%
Atlas Energy LP	4,029	177,437
Chesapeake Energy Corp.	12,000	244,920
Hess Corp.	3,500	250,635
Murphy Oil Corp.	2,200	140,206
Northern Oil and Gas, Inc. (a)	47,532	683,510
Royal Dutch Shell PLC - Class A - ADR	1,009	65,746
Royal Dutch Shell PLC - Class B - ADR	8,030	536,565
World Fuel Services Corp.	29,650	1,177,698
Total Oil, Gas & Consumable Fuels		3,276,717

Paper & Forest Products - 0.0%
Shanghai Songrui Forestry Products, Inc. (a)(c)	660,000	0
Pharmaceuticals - 4.9%
Elan Corp. PLC - ADR (a)	285,496	3,368,853
Endocyte, Inc. (a)	27,605	343,682
Merck & Co., Inc.	25,400	1,123,442
Pacira Pharmaceuticals, Inc. (a)	136,300	3,933,618
Perrigo Co.	8,800	1,044,824
Sanofi - ADR	4,110	209,939
Teva Pharmaceutical Industries Ltd. - ADR	25,900	1,027,712
ViroPharma, Inc. (a)	20,100	505,716
Total Pharmaceuticals		11,557,786

Professional Services - 0.3%
Korn/Ferry International (a)	42,829	764,926
Real Estate Investment Trusts (REITs) - 7.8%
American Campus Communities, Inc.	46,656	2,115,383
Annaly Capital Management, Inc.	2,682	42,617
CapLease, Inc.	132,600	844,662
Coresite Realty Corp.	11,605	405,943
Digital Realty Trust, Inc.	10,886	728,382
DuPont Fabros Technology, Inc.	91,500	2,220,705
Education Realty Trust, Inc.	201,305	2,119,742
FelCor Lodging Trust, Inc. (a)	320,200	1,905,190
Host Hotels & Resorts, Inc.	42,980	751,720
Newcastle Investment Corp.	61,380	685,614
RAIT Financial Trust	194,111	1,547,065
Redwood Trust, Inc.	11,037	255,838
Sovran Self Storage, Inc.	26,074	1,681,512
Summit Hotel Properties, Inc.	40,486	423,888
Terreno Realty Corp.	90,207	1,621,922
Weyerhaeuser Co.	28,626	898,284
Total Real Estate Investment Trusts (REITs)		18,248,467

Real Estate Management & Development - 1.0%
Forestar Group, Inc. (a)	104,900	2,293,114
Road & Rail - 0.2%
Landstar System, Inc.	6,890	393,350
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom Corp.	30,472	1,056,464
Cypress Semiconductor Corp.	82,186	906,511
International Rectifier Corp. (a)	50,700	1,072,305
Lam Research Corp. (a)	18,000	746,280
Maxim Integrated Products, Inc.	40,835	1,333,263
NVIDIA Corp.	113,427	1,454,134
Power Integrations, Inc.	11,638	505,206
RF Micro Devices, Inc. (a)	185,521	986,972
Silicon Motion Technology Corp. - ADR (a)	36,776	430,279
Skyworks Solutions, Inc. (a)	49,372	1,087,665
Total Semiconductors & Semiconductor Equipment		9,579,079

Software - 2.9%
CA, Inc.	11,600	291,972
Comverse, Inc. (a)	24,466	686,026
Ellie Mae, Inc. (a)	26,934	647,763
Informatica Corp. (a)	32,190	1,109,589
KongZhong Corp. - ADR (a)	38,200	236,840
Microsoft Corp.	21,180	605,960
Monotype Imaging Holdings, Inc.	22,473	533,734
Redknee Solutions, Inc. (a)	69,500	231,245
Rovi Corp. (a)	55,520	1,188,683
Verint Systems, Inc. (a)	9,900	361,845
VMware, Inc. (a)	11,000	867,680
Total Software		6,761,337

Specialty Retail - 0.7%
Brown Shoe Co., Inc.	33,517	536,272
Chico's FAS, Inc.	52,110	875,448
Hibbett Sports, Inc. (a)	3,717	209,156
Total Specialty Retail		1,620,876

Textiles, Apparel & Luxury Goods - 1.0%
Hanesbrands, Inc. (a)	22,520	1,026,011
Skechers U.S.A., Inc. (a)	25,838	546,474
The Jones Group, Inc.	64,960	826,291
Total Textiles, Apparel & Luxury Goods		2,398,776

Thrifts & Mortgage Finance - 0.9%
Dime Community Bancshares, Inc.	65,916	946,554
Walker & Dunlop, Inc. (a)	61,065	1,097,338
Total Thrifts & Mortgage Finance		2,043,892

Trading Companies & Distributors - 0.7%
United Rentals, Inc. (a)	22,187	1,219,619
Watsco, Inc.	5,742	483,362
Total Trading Companies & Distributors		1,702,981

TOTAL COMMON STOCKS (Cost $150,101,167)		$172,888,049

EXCHANGE TRADED FUNDS - 0.3%
iShares Core S&P Mid-Cap ETF	6,378	733,916
TOTAL EXCHANGE TRADED FUNDS (Cost $715,088)		$733,916

PURCHASED OPTIONS - 0.6%
	Contracts
Call Options - 0.5%
Baidu, Inc.
Expiration: April 2013, Exercise Price: $87.50	100	38,200
Ford Motor Co.
Expiration: April 2013, Exercise Price: $13.00	700	23,800
Fortinet, Inc.
Expiration: April 2013, Exercise Price: $25.00	280	7,000
Johnson & Johnson
Expiration: October 2013, Exercise Price: $77.50	120	60,300
JPMorgan Chase & Co.
Expiration: June 2013, Exercise Price: $49.00	420	46,620
Juniper Networks, Inc.
Expiration: April 2013, Exercise Price: $19.00	400	13,600
Merck & Co., Inc.
Expiration: July 2013, Exercise Price: $40.00	241	109,655
Nokia OYJ
Expiration: April 2013, Exercise Price: $3.50	1,120	12,320
Perrigo Co.
Expiration: May 2013, Exercise Price: $95.00	61	139,995
Research In Motion Ltd.
Expiration: April 2013, Exercise Price: $17.00	390	2,340
SPDR S&P 500 ETF Trust
Expiration: May 2013, Exercise Price: $157.00	880	226,160
Expiration: December 2013, Exercise Price: $160.00	482	260,280
Teva Pharmaceutical Industries Ltd.
Expiration: January 2014, Exercise Price: $37.50	277	99,028
VMware, Inc.
Expiration: April 2013, Exercise Price: $80.00	225	51,750
Expiration: April 2013, Exercise Price: $85.00	440	35,200
Yelp, Inc.
Expiration: May 2013, Exercise Price: $25.00	280	37,800
Total Call Options		1,164,048

Put Options - 0.1%
Apple, Inc.
Expiration: April 2013, Exercise Price: $420.00	100	36,000
Chipotle Mexican Grill, Inc.
Expiration: April 2013, Exercise Price: $300.00	18	6,264
Electronic Arts, Inc.
Expiration: April 2013, Exercise Price: $17.00	340	12,580
General Motors Co.
Expiration: April 2013, Exercise Price: $28.00	345	26,565
Hewlett-Packard Co.
Expiration: May 2013, Exercise Price: $22.00	235	10,575
IntercontinentalExchange, Inc.
Expiration: May 2013, Exercise Price: $160.00	70	36,400
iShsares Barclays 20+ Year Treasury Bond Fund
Expiration: April 2013, Exercise Price: $117.00	385	40,040
SPDR S&P 500 ETF Trust
Expiration: April 2013, Exercise Price: $150.00	253	9,361
Expiration: April 2013, Exercise Price: $156.00	252	34,524
VMware, Inc.
Expiration: April 2013, Exercise Price: $75.00	110	13,750
Total Put Options		226,059

TOTAL PURCHASED OPTIONS (Cost $1,393,954)		$1,390,107

MONEY MARKET FUNDS - 13.7%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio	Shares
0.11% (b)(d)	32,222,986	32,222,986
TOTAL MONEY MARKET FUNDS (Cost $32,222,986)		$32,222,986

Total Investments (Cost $184,433,195) - 88.4%		207,235,058

Other Assets in Excess of Liabilities - 11.6%		27,166,211
TOTAL NET ASSETS - 100.0%		$234,401,269

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at March 31, 2013.
(c)	Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of the investments). At March 31, 2013, the fair value of these securities total $0 which represent 0.0% of total net assets.
(d)	The rate shown is the seven day yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Long/Short Equity
Securities Sold Short
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 31.7%
Air Freight & Logistics - 0.2%
HUB Group, Inc.	7,430	$285,758
UTi Worldwide, Inc.	20,713	299,924
Total Air Freight & Logistics		585,682

Auto Components - 0.2%
BorgWarner, Inc.	5,500	425,370
Biotechnology - 1.0%
Acorda Therapeutics, Inc.	23,630	756,869
Ironwood Pharmaceuticals, Inc.	11,000	201,190
Regeneron Pharmaceuticals, Inc.	2,970	523,908
Seattle Genetics, Inc.	14,000	497,140
Synageva BioPharma Corp.	5,250	288,330
Total Biotechnology		2,267,437

Building Products - 0.2%
Apogee Enterprises, Inc.	13,485	390,391
Capital Markets - 1.2%
Ares Capital Corp	119,226	2,157,991
Cohen & Steers, Inc.	15,345	553,494
Total Capital Markets		2,711,485

Chemicals - 0.5%
Sigma-Aldrich Corp.	15,200	1,180,736
Commercial Banks - 0.1%
Valley National Bancorp	27,557	282,184
Commercial Services & Supplies - 0.6%
Healthcare Services Group, Inc.	17,220	441,349
Interface, Inc.	28,732	552,229
Ritchie Bros Auctioneers, Inc.	7,710	167,307
The ADT Corp.	6,064	296,772
Total Commercial Services & Supplies		1,457,657

Communications Equipment - 0.1%
DragonWave, Inc.	119,770	189,237
Computers & Peripherals - 0.7%
Cray, Inc.	7,460	173,147
Lexmark International, Inc.	12,610	332,904
Seagate Technology PLC	13,580	496,485
Stratasys Ltd.	8,831	655,437
Total Computers & Peripherals		1,657,973

Construction & Engineering - 0.0%
Foster Wheeler AG	2,732	62,426
Consumer Finance - 0.5%
SLM Corp.	58,154	1,190,994
Electrical Equipment - 0.1%
Solarcity Corp.	8,490	160,291
Electronic Equipment, Instruments & Components - 0.2%
Uni-Pixel, Inc.	11,110	340,521
Food & Staples Retailing - 0.3%
Walgreen Co.	14,400	686,592
Food Products - 0.2%
B&G Foods, Inc.	4,403	134,247
Lancaster Colony Corp.	4,704	362,208
Total Food Products		496,455

Health Care Equipment & Supplies - 2.1%
Abaxis, Inc.	17,360	821,475
Becton Dickinson and Co.	6,900	659,709
Boston Scientific Corp.	25,400	198,374
CONMED Corp.	4,100	139,646
DENTSPLY International, Inc.	12,790	542,552
Edwards Lifesciences Corp.	3,600	295,776
Elekta AB	70,100	1,064,428
Genmark Diagnostics, Inc.	14,800	191,216
Insulet Corp.	13,390	346,265
Symmetry Medical, Inc.	63,484	726,892
Total Health Care Equipment & Supplies		4,986,333

Health Care Providers & Services - 1.7%
DaVita Healthcare Partners, Inc.	7,600	901,284
Henry Schein, Inc.	11,700	1,082,835
MWI Veterinary Supply, Inc.	14,943	1,976,361
Total Health Care Providers & Services		3,960,480

Hotels, Restaurants & Leisure - 1.1%
Choice Hotels International, Inc.	28,322	1,198,304
Marriott International, Inc.	21,702	916,475
Mcdonald's Corp.	4,381	436,742
Total Hotels, Restaurants & Leisure		2,551,521

Household Durables - 0.4%
Ethan Allen Interiors, Inc.	25,391	835,872
Household Products - 0.1%
Church & Dwight Co., Inc.	2,400	155,112
Industrial Conglomerates - 0.8%
Danaher Corp.	31,400	1,951,510
Insurance - 1.7%
Assurant, Inc.	23,160	1,042,432
First American Financial Corp.	78,274	2,001,466
Protective Life Corp.	28,230	1,010,634
Total Insurance		4,054,532

Internet Software & Services - 1.3%
Angie's List, Inc.	15,820	312,603
Open Text Corp.	17,800	1,050,734
VeriSign, Inc.	15,000	709,200
VistaPrint NV	18,790	726,421
Web.com Group, Inc.	17,280	295,143
Total Internet Software & Services		3,094,101

IT Services - 1.9%
DST Systems, Inc.	12,437	886,385
Higher One Holdings, Inc.	94,378	839,020
Jack Henry & Associates, Inc.	11,003	508,449
NeuStar, Inc.	25,208	1,172,928
Unisys Corp.	48,149	1,095,390
Total IT Services		4,502,172

Leisure Equipment & Products - 0.3%
Polaris Industries, Inc.	8,194	757,863
Life Sciences Tools & Services - 0.4%
Mettler-Toledo International, Inc.	4,300	916,846
Machinery - 0.3%
Meritor, Inc.	23,070	109,121
Tennant Co.	10,010	486,086
Total Machinery		595,207

Metals & Mining - 0.0%
Avalon Rare Metals, Inc.	39,850	43,436
Multiline Retail - 0.1%
Family Dollar Stores, Inc.	2,003	118,277
JC Penney Co., Inc.	7,900	119,369
Total Multiline Retail		237,646

Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.	23,760	73,181
Calumet Specialty Products Partners LP	4,091	152,389
Total Oil, Gas & Consumable Fuels		225,570

Personal Products - 0.1%
The Estee Lauder Cos., Inc.	2,500	160,075
Pharmaceuticals - 0.4%
Questcor Pharmaceuticals, Inc.	23,290	757,857
Valeant Pharmaceuticals International, Inc.	3,400	255,068
Total Pharmaceuticals		1,012,925

Real Estate Investment Trusts (REITs) - 8.0%
AG Mortgage Investment Trust, Inc.	45,789	1,166,246
Campus Crest Communities, Inc.	92,028	1,279,189
Coresite Realty Corp.	10,650	372,537
Duke Realty Corp.	66,000	1,120,680
DuPont Fabros Technology, Inc.	26,845	651,528
Equity One	28,366	679,933
First Potomac Realty Trust	96,100	1,425,163
Franklin Street Properties Corp.	116,523	1,703,566
HCP, Inc.	20,500	1,022,130
Host Hotels & Resorts, Inc.	47,118	824,094
Kimco Realty Corp.	73,200	1,639,680
LTC Properties, Inc.	13,746	559,874
Pebblebrook Hotel Trust	19,948	514,459
Potlatch Corp.	24,600	1,128,156
Silver Bay Realty Trust Corp.	49,685	1,028,480
STAG Industrial, Inc.	20,225	430,186
Tanger Factory Outlet Centers	20,517	742,305
Ventas, Inc.	11,500	841,800
Western Asset Mortgage Capital Corp.	72,835	1,692,685
Total Real Estate Investment Trusts (REITs)		18,822,691

Road & Rail - 0.3%
Knight Transportation, Inc.	2,781	44,774
Swift Transportation Co.	42,311	599,970
Total Road & Rail		644,744

Semiconductors & Semiconductor Equipment - 0.9%
Applied Materials, Inc.	6,816	91,880
First Solar, Inc.	4,900	132,104
Intel Corp.	40,950	894,758
NVE Corp.	5,410	305,232
TriQuint Semiconductor, Inc.	13,750	69,437
Ultratech, Inc.	14,642	578,798
Total Semiconductors & Semiconductor Equipment		2,072,209

Software - 0.4%
AVG Technologies NV	63,280	880,858
Specialty Retail - 1.5%
Ascena Retail Group, Inc.	4,859	90,134
Chico's FAS, Inc.	64,637	1,085,902
GameStop Corp.	35,810	1,001,606
Monro Muffler Brake, Inc.	10,969	435,579
Rent-A-Center, Inc.	27,292	1,008,166
Total Specialty Retail		3,621,387

Textiles, Apparel & Luxury Goods - 0.8%
Gildan Activewear, Inc.	1,792	71,519
Lululemon Athletica, Inc.	5,000	311,750
Ralph Lauren Corp.	2,210	374,175
Steven Madden, Ltd.	23,781	1,025,912
Total Textiles, Apparel & Luxury Goods		1,783,356

Thrifts & Mortgage Finance - 0.8%
Home Capital Group, Inc.	16,743	968,139
People's United Financial, Inc.	62,311	837,460
Radian Group, Inc.	15,950	170,824
Total Thrifts & Mortgage Finance		1,976,423

Trading Companies & Distributors - 0.1%
WESCO International, Inc.	4,470	324,567
TOTAL COMMON STOCKS (Proceeds $70,352,454)		$74,252,867

EXCHANGE TRADED FUNDS - 12.5%
Consumer Staples Select Sector SPDR	2,869	114,071
Health Care Select Sector SPDR Fund	60,300	2,770,785
iShares Dow Jones Transportation Average Index Fund	1,390	154,707
iShares Russell 2000 Index Fund	56,900	5,363,394
Market Vectors Semiconductor ETF	51,891	1,843,687
SPDR S&P 500 ETF Trust	95,600	14,966,180
SPDR S&P MidCap 400 ETF Trust	2,559	536,674
SPDR S&P Retail ETF	19,300	1,357,562
Technology Select Sector SPDR Fund	76,022	2,301,186
TOTAL EXCHANGE TRADED FUNDS (Proceeds $28,350,080)		$29,408,246

Total Securities Sold Short (Proceeds $98,702,534) - 44.2%		$103,661,113

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Long/Short Equity
Options Written
March 31, 2013 (Unaudited)
		Fair
	Contracts	Value
Call Options
Baidu, Inc.
Expiration: May 2013, Exercise Price: $105.00	100	$5,400
Research In Motion Ltd.
Expiration: April 2013, Exercise Price: $19.00	830	3,320
Chipotle Mexican Grill, Inc.
Expiration: April 2013, Exercise Price: $350.00	36	10,260
Electronic Arts, Inc.
Expiration: April 2013, Exercise Price: $19.00	205	3,895
Hewlett-Packard Co.
Expiration: May 2013, Exercise Price: $25.00	235	14,335
IntercontinentalExchange, Inc.
Expiration: June 2013, Exercise Price: $180.00	70	7,350
JetBlue Airways Corp.
Expiration: April 2013, Exercise Price: $7.00	970	9,700
JPMorgan Chase & Co.
Expiration: June 2013, Exercise Price: $52.50	420	11,340
SPDR S&P 500 ETF Trust
Expiration: June 2013, Exercise Price: $164.00	1,320	104,280
VMware, Inc.
Expiration: April 2013, Exercise Price: $77.50	110	40,700
Expiration: May 2013, Exercise Price: $85.00	225	49,500
Expiration: May 2013, Exercise Price: $95.00	440	22,000
Yelp, Inc.
Expiration: May 2013, Exercise Price: $30.00	280	9,100
Total Call Options		291,180

Put Options
Apple, Inc.
Expiration: April 2013, Exercise Price: $410.00	100	19,600
Chipotle Mexican Grill, Inc.
Expiration: April 2013, Exercise Price: $275.00	18	1,890
Electronic Arts, Inc.
Expiration: April 2013, Exercise Price: $16.00	340	5,780
FedEx Corp.
Expiration: April 2013, Exercise Price: $92.50	150	5,100
Fortinet, Inc.
Expiration: April 2013, Exercise Price: $23.00	280	14,280
General Motors Co.
Expiration: April 2013, Exercise Price: $26.00	345	3,795
Expiration: May 2013, Exercise Price: $25.00	345	10,695
Hewlett-Packard Co.
Expiration: May 2013, Exercise Price: $20.00	235	3,760
JPMorgan Chase & Co.
Expiration: April 2013, Exercise Price: $47.00	190	7,790
Lam Research Corp.
Expiration: June 2013, Exercise Price: $31.00	220	3,300
Millennial Media, Inc.
Expiration: April 2013, Exercise Price: $7.50	667	83,375
VMware, Inc.
Expiration: May 2013, Exercise Price: $65.00	165	12,375
Yelp, Inc.
Expiration: May 2013, Exercise Price: $20.00	390	22,425
Total Put Options		194,165

Total Options Written (Premiums received $450,286)		$485,345

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2013 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$172,888,049	$-	$-	$172,888,049
Exchange Traded Funds	733,916	-	-	733,916
Purchased Options	1,390,107	-	-	1,390,107
Money Market Funds	32,222,986	-	-	32,222,986
Total Long Investments in Securities	$207,235,058	$-	$-	$207,235,058

Securities Sold Short:
Common Stocks	$74,252,867	$-	$-	$74,252,867
Exchange Traded Funds	29,408,246	-	-	29,408,246
Total Securities Sold Short	$103,661,113	$-	$-	$103,661,113

Written Options	$485,345	$-	$-	$485,345

The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Paper & Forest Products	$-
$-

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

Underlying Funds Trust
Market Neutral
Schedule of Investments
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 33.2%
Communications Equipment - 2.1%
F5 Networks, Inc. (a)	5,341	$475,776
QUALCOMM, Inc.	14,203	950,891
Total Communications Equipment		1,426,667

Computers & Peripherals - 2.5%
EMC Corp. (a)	26,248	627,065
Seagate Technology PLC	28,308	1,034,940
Total Computers & Peripherals		1,662,005

Diversified Consumer Services - 0.7%
LifeLock, Inc. (a)	52,198	502,667
Electronic Equipment, Instruments & Components - 0.5%
NAM TAI Electronics, Inc.	24,786	337,089
Internet Software & Services - 5.3%
E2open, Inc. (a)	23,039	459,398
Equinix, Inc. (a)	5,727	1,238,807
ExactTarget, Inc. (a)	19,683	458,023
Google, Inc. (a)	1,767	1,403,051
Total Internet Software & Services		3,559,279

IT Services - 2.2%
Cognizant Technology Solutions Corp. (a)	19,034	1,458,195
Media - 1.0%
Sirius XM Radio, Inc.	217,274	669,204
Professional Services - 0.9%
WageWorks, Inc. (a)	25,588	640,468
Semiconductors & Semiconductor Equipment - 4.9%
Exar Corp. (a)	61,516	645,918
Integrated Device Technology, Inc. (a)	125,339	936,282
Micron Technology, Inc. (a)	36,450	363,771
Skyworks Solutions, Inc. (a)	21,329	469,878
Ultratech, Inc. (a)	22,699	897,292
Total Semiconductors & Semiconductor Equipment		3,313,141

Software - 13.1%
BroadSoft, Inc. (a)	25,515	675,382
Citrix Systems, Inc. (a)	7,527	543,148
CommVault Systems, Inc. (a)	14,753	1,209,451
Ellie Mae, Inc. (a)	38,244	919,768
Fortinet, Inc. (a)	33,111	784,069
Infoblox, Inc. (a)	22,599	490,398
Informatica Corp. (a)	19,683	678,473
Red Hat, Inc. (a)	21,961	1,110,348
SolarWinds, Inc. (a)	14,945	883,250
Sourcefire, Inc. (a)	16,959	1,004,482
Splunk, Inc. (a)	15,312	612,939
Total Software		8,911,708

TOTAL COMMON STOCKS (Cost $18,749,664)		$22,480,423

CONVERTIBLE PREFERRED STOCKS - 1.1%
Automobiles - 1.1%
General Motors Co., 4.750%	16,987	729,422
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $644,996)		$729,422

PREFERRED STOCKS - 0.4%
Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc., 7.000% (Acquired 11/16/2012, Cost $121,800) (b)	1,400	128,450
Metals & Mining - 0.2%
Cliffs Natural Resources, Inc., 7.000%	8,000	149,360
TOTAL PREFERRED STOCKS (Cost $314,624)		$277,810

	Principal
	Amount
CONVERTIBLE BONDS - 41.7%
Aerospace & Defense - 0.5%
GenCorp, Inc.
4.063%, 12/31/2039	$230,000	359,088
Air Freight & Logistics - 1.2%
AirTran Holdings, Inc.
5.250%, 11/01/2016	490,000	704,069
XPO Logistics, Inc.
4.500%, 10/01/2017	100,000	118,187
Total Air Freight & Logistics		822,256

Airlines - 0.6%
Hawaiian Holdings, Inc.
5.000%, 03/15/2016	390,000	416,813
Auto Components - 1.2%
TRW Automotive, Inc.
3.500%, 12/01/2015	430,000	835,275
Biotechnology - 1.2%
Medivation, Inc.
2.625%, 04/01/2017	300,000	369,000
Vertex Pharmaceuticals, Inc.
3.350%, 10/01/2015	370,000	443,306
Total Biotechnology		812,306

Capital Markets - 0.6%
Walter Investment Management Corp.
4.500%, 11/01/2019	386,000	414,468
Communications Equipment - 2.4%
Arris Group, Inc.
2.000%, 11/15/2026	360,000	403,875
Ciena Corp.
4.000%, 12/15/2020	615,000	735,694
Ixia
3.000%, 12/15/2015	375,000	494,062
Total Communications Equipment		1,633,631

Computers & Peripherals - 1.0%
SanDisk Corp.
1.500%, 08/15/2017	540,000	695,925
Consumer Finance - 0.3%
Encore Capital Group, Inc.
3.000%, 11/27/2017 (Acquired 12/20/2012 through 01/14/2013, Cost $179,762)(b)	165,000	188,306
Diversified Financial Services - 1.0%
NorthStar Realty Finance LP
7.500%, 03/15/2031 (Acquired 11/16/2012, Cost $184,217)(b)	170,000	268,175
PHH Corp.
4.000%, 09/01/2014	366,000	402,371
Total Diversified Financial Services		670,546

Energy Equipment & Services - 0.9%
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019 (Acquired 11/16/2012, Cost $517,453)(b)	525,000	611,953
Health Care Equipment & Supplies - 1.2%
Hologic, Inc.
2.000%, 12/15/2037 (c)	490,000	591,675
2.000%, 12/15/2043 (c)	180,000	188,663
Total Health Care Equipment & Supplies		780,338

Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc.
2.750%, 06/15/2018	140,000	168,963
Molina Healthcare, Inc.
1.125%, 01/15/2020 (Acquired 02/12/2013, Cost $265,000)(b)	265,000	265,000
WellPoint, Inc.
2.750%, 10/15/2042 (Acquired 01/23/2013 through 01/30/2013, Cost $770,077)(b)	695,000	759,287
Total Health Care Providers & Services		1,193,250

Hotels, Restaurants & Leisure - 1.8%
International Game Technology
3.250%, 05/01/2014 (Acquired 11/16/2012, Cost $513,553)(b)	500,000	539,687
MGM Resorts International
4.250%, 04/15/2015	592,000	642,690
Total Hotels, Restaurants & Leisure		1,182,377

Household Durables - 1.7%
D.R. Horton, Inc.
2.000%, 05/15/2014	300,000	565,500
Jarden Corp.
1.875%, 09/15/2018 (Acquired 11/16/2012, Cost $516,891)(b)	510,000	581,081
Total Household Durables		1,146,581

Insurance - 0.5%
Amtrust Financial Services, Inc.
5.500%, 12/15/2021	215,000	304,225
Internet & Catalog Retail - 1.2%
Ctrip.com International Ltd.
0.500%, 09/15/2017 (Acquired 12/20/2012 through 02/28/2013, Cost $798,196)(b)	635,000	800,100
Internet Software & Services - 0.6%
Blucora, Inc.
4.250%, 04/01/2019 (Acquired 03/11/2013, Cost $100,000)(b)	100,000	103,313
WebMD Health Corp.
2.500%, 01/31/2018	325,000	299,000
Total Internet Software & Services		402,313

IT Services - 1.3%
Alliance Data Systems Corp.
1.750%, 08/01/2013	225,000	462,375
CSG Systems International, Inc.
3.000%, 03/01/2017 (Acquired 02/08/2013, Cost $433,402)(b)	400,000	448,000
Total IT Services		910,375

Machinery - 1.0%
Chart Industries, Inc.
2.000%, 08/01/2018	500,000	676,875
Metals & Mining - 1.0%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	500,000	700,935
Oil, Gas & Consumable Fuels - 3.0%
Chesapeake Energy Corp.
2.500%, 05/15/2037	686,000	657,274
Cobalt International Energy, Inc.
2.625%, 12/01/2019	750,000	837,656
InterOil Corp.
2.750%, 11/15/2015	100,000	97,625
PDC Energy, Inc.
3.250%, 05/15/2016 (Acquired 11/16/2012 through 02/01/2013, Cost $356,728)(b)	345,000	467,475
Total Oil, Gas & Consumable Fuels		2,060,030

Pharmaceuticals - 2.9%
Auxilium Pharmaceuticals, Inc.
1.500%, 07/15/2018	370,000	374,625
Salix Pharmaceuticals Ltd.
1.500%, 03/15/2019 (Acquired 11/16/2012 through 12/21/2012, Cost $744,999)(b)	780,000	827,287
The Medicines Co.
1.375%, 06/01/2017 (Acquired 11/16/2012 through 12/20/2012, Cost $561,192)(b)	545,000	731,322
Total Pharmaceuticals		1,933,234

Real Estate Investment Trusts (REITs) - 1.5%
Annaly Capital Management, Inc.
4.000%, 02/15/2015	350,000	437,063
iStar Financial, Inc.
3.000%, 11/15/2016	255,000	299,784
Redwood Trust, Inc.
4.625%, 04/15/2018	280,000	308,350
Total Real Estate Investment Trusts (REITs)		1,045,197

Real Estate Management & Development - 0.6%
Forestar Group, Inc.
3.750%, 03/01/2020	370,000	432,206
Road & Rail - 1.2%
Hertz Global Holdings, Inc.
5.250%, 06/01/2014	300,000	813,375
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.
3.250%, 08/01/2039 (Acquired 01/04/2013 through 02/27/2013, Cost $660,880)(b)	555,000	668,081
Linear Technology Corp.
3.000%, 05/01/2027	340,000	363,375

Xilinx, Inc.
3.125%, 03/15/2037	375,000	502,735
Total Semiconductors & Semiconductor Equipment		1,534,191

Software - 3.9%
Bottomline Technologies, Inc.
1.500%, 12/01/2017	250,000	291,250
BroadSoft, Inc.
1.500%, 07/01/2018	375,000	383,203
Concur Technologies, Inc.
2.500%, 04/15/2015 (Acquired 02/06/2013, Cost $725,055)(b)	530,000	743,987
Electronic Arts, Inc.
0.750%, 07/15/2016	885,000	857,344
Nuance Communications, Inc.
2.750%, 11/01/2031	375,000	387,422
Total Software		2,663,206

Specialty Retail - 0.3%
Group 1 Automotive, Inc.
2.250%, 06/15/2036 (c)	200,000	231,750
Textiles, Apparel & Luxury Goods - 0.6%
Iconix Brand Group, Inc.
2.500%, 06/01/2016 (Acquired 11/16/2012, Cost $371,413)(b)	375,000	416,953
Thrifts & Mortgage Finance - 0.5%
Radian Group, Inc.
2.250%, 03/01/2019	300,000	361,500
Trading Companies & Distributors - 1.9%
Air Lease Corp.
3.875%, 12/01/2018 (Acquired 11/26/2012 through 12/13/2012, Cost $399,924)(b)	365,000	447,581
Titan Machinery, Inc.
3.750%, 05/01/2019 (Acquired 11/16/2012, Cost $712,386)(b)	800,000	804,500
Total Trading Companies & Distributors		1,252,081

TOTAL CONVERTIBLE BONDS (Cost $26,098,054)		$28,301,659

CORPORATE BONDS - 1.2%
Internet Software & Services - 0.7%
Dealertrack Technologies, Inc.
1.500%, 03/15/2017	465,000	495,806
Machinery - 0.5%
Novellus Systems, Inc.
2.625%, 05/15/2041	240,000	326,550
TOTAL CORPORATE BONDS (Cost $798,798)		$822,356

MONEY MARKET FUNDS - 16.9%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
12/31/2031, 0.11% (c)(d)	11,488,021	11,488,021
TOTAL MONEY MARKET FUNDS (Cost $11,488,021)		$11,488,021
Total Investments (Cost $58,094,157) - 94.5%		64,099,691

Other Assets in Excess of Liabilities - 5.5%		3,759,098
TOTAL NET ASSETS - 100.0%		$67,858,789

Percentages are stated as a percent of net assets.
(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2013, the fair value of these securities total $9,800,538 which represents 14.4% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at March 31, 2013.
(d)	The rate shown is the seven day yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Market Neutral
Securities Sold Short
March 31, 2013 (Unaudited)
		Fair
COMMON STOCKS - 46.9%	Shares	Value
Aerospace & Defense - 0.3%
GenCorp, Inc.	17,000	$226,100
Air Freight & Logistics - 0.1%
XPO Logistics, Inc.	3,345	56,330
Airlines - 0.5%
Hawaiian Holdings, Inc.	24,735	142,473
Southwest Airlines Co.	16,056	216,435
Total Airlines		358,908

Auto Components - 1.1%
TRW Automotive Holdings Corp.	12,910	710,050
Automobiles - 0.6%
General Motors Co.	15,290	425,368
Biotechnology - 0.5%
Medivation, Inc.	3,215	150,365
Vertex Pharmaceuticals, Inc.	3,415	187,757
Total Biotechnology		338,122

Capital Markets - 0.3%
Teton Advisors, Inc.	6	108
Walter Investment Management Corp.	4,925	183,456
Total Capital Markets		183,564

Communications Equipment - 3.9%
Arris Group, Inc.	13,890	238,491
Ciena Corp.	18,615	298,026
Cisco Systems, Inc.	42,282	884,117
Ixia	10,707	231,700
Juniper Networks, Inc.	22,465	416,501
Nokia OYJ - ADR	13,717	44,992
Telefonaktiebolaget LM Ericsson - ADR	40,817	514,294
Total Communications Equipment		2,628,121

Computers & Peripherals - 2.3%
Hewlett-Packard Co.	21,585	514,587
SanDisk Corp.	6,940	381,700
Western Digital Corp.	13,665	687,076
Total Computers & Peripherals		1,583,363

Consumer Finance - 0.7%
Encore Capital Group, Inc.	3,670	110,467
Green Dot Corp.	23,328	389,811
Total Consumer Finance		500,278

Diversified Financial Services - 0.2%
PHH Corp.	4,560	100,138
Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc.	7,000	42,140
Electronic Equipment, Instruments & Components - 0.4%
Tech Data Corp.	5,480	249,943
Energy Equipment & Services - 0.5%
Hornbeck Offshore Services, Inc.	7,330	340,552
Health Care Equipment & Supplies - 0.4%
Hologic, Inc.	10,885	246,001
Health Care Providers & Services - 0.8%
Brookdale Senior Living, Inc.	2,430	67,748
Molina Healthcare, Inc.	2,925	90,295
WellPoint, Inc.	6,185	409,633
Total Health Care Providers & Services		567,676

Health Care Technology - 0.2%
athenahealth, Inc.	1,426	138,379
Hotels, Restaurants & Leisure - 0.3%
International Game Technology	5,005	82,582
MGM Resorts International	7,960	104,674
Total Hotels, Restaurants & Leisure		187,256

Household Durables - 1.1%
D.R. Horton, Inc.	21,825	530,347
Jarden Corp.	5,400	231,390
Total Household Durables		761,737

Insurance - 0.3%
Amtrust Financial Services, Inc.	6,320	218,988
Internet & Catalog Retail - 1.2%
Ctrip.com International Ltd. - ADR	22,550	482,119
HomeAway, Inc.	11,145	362,212
Total Internet & Catalog Retail		844,331

Internet Software & Services - 2.9%
Angie's List, Inc.	30,799	608,588
Blucora, Inc.	3,000	46,440
Dealertrack Technologies, Inc.	6,845	201,106
Dice Holdings, Inc.	47,521	481,388
Rackspace Hosting, Inc.	6,766	341,548
WebMD Health Corp.	12,988	315,868
Total Internet Software & Services		1,994,938

IT Services - 6.8%
Alliance Data Systems Corp.	2,300	372,347
Booz Allen Hamilton Holding Corp.	22,892	307,668
CACI International, Inc.	10,301	596,119
CSG Systems International, Inc.	8,200	173,758
iGATE Corp.	32,400	609,444
Infosys Ltd. - ADR	6,022	324,646
Mastercard, Inc.	950	514,074
SAIC, Inc.	42,789	579,791

Syntel, Inc.	5,458	368,524
Teradata Corp.	6,561	383,884
The Western Union Co.	24,057	361,817
Total IT Services		4,592,072

Machinery - 0.6%
Chart Industries, Inc.	5,445	435,654
Media - 0.5%
Thomson Reuters Corp.	9,401	305,344
Metals & Mining - 0.6%
Kaiser Aluminum Corp.	6,200	400,830
Office Electronics - 0.8%
Xerox Corp.	65,541	563,653
Oil, Gas & Consumable Fuels - 0.9%
Chesapeake Energy Corp.	3,080	62,863
Cobalt International Energy, Inc.	11,570	326,274
PDC Energy, Inc.	4,415	218,851
Total Oil, Gas & Consumable Fuels		607,988

Pharmaceuticals - 1.2%
Auxilium Pharmaceuticals, Inc.	8,635	149,213
Salix Pharmaceuticals Ltd.	5,925	303,241
The Medicines Co.	11,385	380,487
Total Pharmaceuticals		832,941

Real Estate Investment Trusts (REITs) - 0.8%
Annaly Capital Management, Inc.	9,035	143,566
iStar Financial, Inc.	11,915	129,754
NorthStar Realty Finance Corp.	13,905	131,820
Redwood Trust, Inc.	5,615	130,156
Total Real Estate Investment Trusts (REITs)		535,296

Real Estate Management & Development - 0.2%
Forestar Group, Inc.	7,215	157,720
Road & Rail - 1.0%
Hertz Global Holdings, Inc.	29,000	645,540
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc.	59,126	150,771
Aixtron SE NA - ADR	11,685	171,302
Freescale Semiconductor Ltd.	9,524	141,812
Intel Corp.	12,000	262,200
Intersil Corp.	37,214	324,134
Lam Research Corp.	1,885	78,152
Linear Technology Corp.	15,449	592,778
Texas Instruments, Inc.	11,278	400,144
Veeco Instruments, Inc.	7,719	295,869
Xilinx, Inc.	9,450	360,707
Total Semiconductors & Semiconductor Equipment		2,777,869

Software - 8.9%
Bottomline Technologies, Inc.	5,385	153,526
BroadSoft, Inc.	4,015	106,277

	CA, Inc.	14,023	352,959
	Check Point Software Technologies Ltd.	12,742	598,747
	Concur Technologies, Inc.	8,100	556,146
	Electronic Arts, Inc.	6,290	111,333
	FactSet Research Systems, Inc.	1,217	112,694
	Microsoft Corp.	21,982	628,905
	MicroStrategy, Inc.	4,958	501,155
	Nuance Communications, Inc.	3,515	70,933
	SAP AG - ADR	8,407	677,100
	ServiceNow, Inc.	15,766	570,729
	Tangoe, Inc.	27,589	341,828
	VMware, Inc.	8,748	690,042
	Workday, Inc.	9,040	557,135
	Total Software		6,029,509

	Specialty Retail - 0.7%
	GameStop Corp.	13,703	383,273
	Group 1 Automotive, Inc.	1,845	110,829
	Total Specialty Retail		494,102

	Textiles, Apparel & Luxury Goods - 0.2%
	Iconix Brand Group, Inc.	6,075	157,160
	Thrifts & Mortgage Finance - 0.3%
	Radian Group, Inc.	19,810	212,165
	Trading Companies & Distributors - 0.6%
	Air Lease Corp.	7,245	212,424
	Titan Machinery, Inc.	6,515	180,791
	Total Trading Companies & Distributors		393,215

	TOTAL COMMON STOCKS (Proceeds $28,687,164)		$31,843,341

	EXCHANGE TRADED FUNDS - 0.7%
	iShares Russell 2000 Index Fund	5,103	481,009
	TOTAL EXCHANGE TRADED FUNDS (Proceeds $476,190)		$481,009

		Principal
		Amount
	CORPORATE BONDS - 0.0%
	Capital Markets - 0.0%
	GAMCO Investors, Inc.
	0.000%, 12/31/2015	$3,093	2,786
	TOTAL CORPORATE BONDS (Proceeds $3,093)		$2,786

	Total Securities Sold Short (Proceeds $29,166,447) - 47.6%		$32,327,136

ADR	American Depository Receipt

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
	Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

Underlying Funds Trust
Market Neutral
Options Written
March 31, 2013 (Unaudited)
		Fair
	Contracts	Value
Call Options
Red Hat, Inc.
Expiration: April 2013, Exercise Price: $55.00	146	$2,336
Total Call Options		2,336

Total Options Written (Premiums received $9,192)		$2,336

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2013 (Unaudited):
	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Written Options		$-	Written option contracts, at fair value	$2,336
Total		$-		$2,336

Description	Level 1	Level 2		Level 3	Total
Common Stocks	$22,480,423	$-		$-	$22,480,423
Convertible Preferred Stocks	729,422	-		-	729,422
Preferred Stocks	149,360	128,450		-	277,810
Convertible Bonds	-	28,301,659		-	28,301,659
Corporate Bonds	-	822,356		-	822,356
Money Market Funds	11,488,021	-		-	11,488,021
Total Long Investments in Securities	$34,847,226	$29,252,465		$-	$64,099,691

Securities Sold Short:
Common Stocks	$31,843,233	$108	(1)	$-	$31,843,341
Exchange Traded Funds	481,009	-		-	481,009
Corporate Bonds	-	2,786		-	2,786
Total Securities Sold Short	$32,324,242	$2,894		$-	$32,327,136

Written Options	$2,336	$-		$-	$2,336

(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:
	$108

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities, at value
Balance as of December 31, 2012	$174,406
Accrued discounts/premiums	(423)
Realized gain (loss)	416
Change in unrealized depreciation	(55)
Purchases	-
(Sales)	(174,344)
Transfer in and/or out of Level 3	-
Balance as of March 31, 2013	$-

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2013	$-

Transfers between levels are recognized at the end of the reporting period.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

Underlying Funds Trust
Relative Value - Long/Short Debt
Schedule of Investments
March 31, 2013 (Unaudited)
		Fair
	Shares	Value
COMMON STOCKS - 3.9%
Auto Components - 0.0%
Dana Holding Corp.	3,312	$59,053
Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (a)(b)(c)	2,804	0
Capital Markets - 0.0%
American Capital Ltd. (c)	3,225	47,069
Chemicals - 0.0%
Rockwood Holdings, Inc.	712	46,593
Commercial Banks - 0.0%
CIT Group, Inc. (c)	1,000	43,480
Communications Equipment - 0.4%
EchoStar Corp. (c)	5,358	208,801
Loral Space & Communications, Inc.	8,174	505,807
Total Communications Equipment		714,608

Diversified Telecommunication Services - 0.2%
Fairpoint Communications, Inc. (c)	24,725	184,696
Satmex Gp (Acquired 03/12/2012, Cost $15) (a)(b)(c)	8	21
Satmex Lp (Acquired 03/12/2012, Cost $150,000) (a)(b)(c)	75,000	206,250
Total Diversified Telecommunication Services		390,967

Hotels, Restaurants & Leisure - 0.1%
International Game Technology	11,135	183,728
Machinery - 0.0%
Wolverine Tube, Inc. (Acquired 03/31/2009 through 09/30/2010, Cost $590,877) (a)(b)(c)	6,862	7,699
Media - 1.5%
Cablevision Systems Corp.	8,140	121,774
Clear Channel Outdoor Holdings, Inc. (c)	16,130	120,814
DISH Network Corp.	3,033	114,951
Gray Television, Inc. (c)	168,092	788,351
Journal Communications, Inc. (c)	26,633	178,974
Nexstar Broadcasting Group, Inc.	20,352	366,336
Tribune Co. (c)	17,134	974,068
Tribune Litigation Interest (a)(c)	13,789	13,789
Total Media		2,679,057

Metals & Mining - 0.0%
Thompson Creek Metals Co., Inc.	5,000	83,300
Oil, Gas & Consumable Fuels - 0.2%
Pacific Rubiales Energy Corp.	5,000	105,750
Sprott Resource Corp. (c)	10,000	44,889
Stallion Oilfield Holdings Ltd. (a)(c)	3,200	129,600
Total Oil, Gas & Consumable Fuels		280,239

Real Estate Investment Trusts (REITs) - 0.1%
FelCor Lodging Trust, Inc.	497	12,514
iStar Financial, Inc. (c)	9,100	99,099
Total Real Estate Investment Trusts (REITs)		111,613

Specialty Retail - 0.0%
Best Buy Co., Inc.	922	20,422
Thrifts & Mortgage Finance - 0.2%
Ocwen Financial Corp. (c)	7,386	280,077
Transportation Infrastructure - 1.2%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446) (a)(b)(c)	9,420	1,681,852
Macquarie Infrastructure Co. LLC	9,199	497,113
Total Transportation Infrastructure		2,178,965

TOTAL COMMON STOCKS (Cost $6,751,987)		$7,126,870

PREFERRED STOCKS - 0.1%
Building Products - 0.1%
Dayton Superior Corp. Preferred Units (Acquired 12/23/2009, Cost $454,916) (a)(b)(c)	3,115	198,150
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association, 8.250% (c)(d)	12,739	41,402
TOTAL PREFERRED STOCKS (Cost $477,948)		$239,552

	Principal
	Amount
ASSET BACKED SECURITIES - 3.1%
Bear Stearns Asset Backed Securities Trust
Series 2005-HE3, Class M2, 1.224%, 03/25/2035 (d)	$371,301	360,831
Series 2007-HE4, Class 1A1, 0.324%, 05/25/2037 (d)	150,971	142,815
Chase Funding Trust
Series 2002-4, Class 1A6, 4.515%, 02/25/2014	6,662	6,645
Continental Airlines Pass Through Certificates
Series 2012-2, Class A, 4.000%, 10/29/2024	200,000	208,000
Countrywide Asset-Backed Certificates
Series 2005-1, Class AF6, 5.030%, 07/25/2035 (d)	272,729	281,922
Equity One Mortgage Pass-Through Trust
Series 2002-4, Class B, 5.909%, 02/25/2033	17,703	8,906
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF9, Class A3, 0.484%, 10/25/2035 (d)	27,905	27,863
Series 2005-FF10, Class A4, 0.524%, 11/25/2035 (d)	460,300	454,729
GSAA Home Equity Trust
Series 2004-10, Class M1, 4.775%, 08/25/2034 (d)	575,576	477,271
GSAMP Trust
Series 2007-HE2, Class A2A, 0.324%, 03/25/2047 (d)	12,563	12,433
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 08/25/2029	52,904	52,905
Long Beach Mortgage Loan Trust
Series 2005-WL1, Class M2, 1.029%, 06/25/2035 (d)	309,927	303,240
Morgan Stanley ABS Capital I, Inc.
Series 2005-WMC6, Class M2, 0.704%, 07/25/2035 (d)	450,000	433,262
Series 2005-HE7, Class A2C, 0.524%, 11/25/2035 (d)	417,301	409,030
Park Place Securities, Inc.
Series 2005-WCW1, Class M1, 0.654%, 09/25/2035 (d)	400,000	379,870
RAMP Trust
Series 2004-RS8, Class MII1, 1.104%, 08/25/2034 (d)	329,836	298,810
RASC Trust
Series 2005-KS10, Class 1A2, 0.454%, 11/25/2035 (d)	21,970	21,919
Securitized Asset Backed Receivables LLC
Series 2005-FR3, Class M1, 0.909%, 04/25/2035 (d)	100,828	98,389
Soundview Home Loan Trust
Series 2006-OPT3, Class 2A3, 0.374%, 06/25/2036 (d)	342,036	299,148

Specialty Underwriting & Residential Finance Trust
Series 2005-AB1, Class M2, 0.654%, 03/25/2036 (d)	550,000	443,942
Series 2005-BC3, Class M2, 0.704%, 06/25/2036 (d)	300,000	262,832
Structured Asset Securities Corp.
Series 2005-NC2, Class M3, 0.634%, 05/25/2035 (d)	500,000	414,728
Series 2005-WF3, Class B1, 2.704%, 07/25/2035 (Acquired 06/24/2010, Cost $37,072) (b)(d)	106,817	9,087
U.S. Airways Pass Through Trust
Series 2012-2, Class A, 4.625%, 06/03/2025	270,000	281,475
TOTAL ASSET BACKED SECURITIES (Cost $5,182,876)		$5,690,052

MORTGAGE BACKED SECURITIES - 3.4%
American Home Mortgage Investment Trust
Series 2004-3, Class 3A, 2.291%, 10/25/2034 (d)	169,884	153,475
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036 (h)	224,314	202,355
Countrywide Alternative Loan Trust
Series 2005-59, Class 1A1, 0.533%, 11/20/2035 (d)	488,252	348,930
Series 2005-56, Class 1A1, 0.934%, 11/25/2035 (d)	552,828	417,538
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-25, Class 1A3, 0.564%, 02/25/2035 (d)	545,761	413,270
Series 2005-2, Class 2A3, 0.544%, 03/25/2035 (d)	210,665	139,003
Series 2005-HYB9, Class 1A1, 2.541%, 02/20/2036 (d)(h)	427,417	321,926
Series 2006-3, Class 3A1, 0.454%, 02/25/2036 (d)	457,912	350,375
Downey Savings & Loan Association Mortgage Loan Trust
Series 2005-AR2, Class 2A1A, 0.413%, 06/19/2045 (d)	411,720	353,338
Fannie Mae Interest Strip
Series 343, Class 2, 4.500%, 10/01/2033 (j)	86,209	10,692
Fannie Mae REMICS
Series 2011-69, Class AI, 5.000%, 05/25/2018 (j)	1,048,977	76,108
Series 2010-105, Class IO, 5.000%, 08/25/2020 (j)	158,477	15,082
Series 2011-124, Class IC, 3.500%, 09/25/2021 (j)	541,774	46,401
Series 2008-86, Class IO, 4.500%, 03/25/2023 (j)	179,008	12,673
Series 2010-37, Class GI, 5.000%, 04/25/2025 (j)	548,073	37,534
Series 2010-121, Class IO, 5.000%, 10/25/2025 (j)	332,863	28,088
Series 2011-88, Class WI, 3.500%, 09/25/2026 (j)	452,803	55,743
Series 2008-87, Class AS, 7.446%, 07/25/2033 (d)(j)	337,041	59,628
Series 2004-66, Class SE, 6.296%, 09/25/2034 (d)(j)	179,281	35,241
Series 2005-65, Class KI, 6.796%, 08/25/2035 (d)(j)	199,506	38,705
Series 2005-89, Class S, 6.496%, 10/25/2035 (d)(j)	896,326	166,450
Series 2007-75, Class JI, 6.341%, 08/25/2037 (d)(j)	235,424	35,892
Series 2007-85, Class SI, 6.256%, 09/25/2037 (d)(j)	295,363	54,128
Series 2012-126, Class SJ, 4.796%, 11/25/2042 (d)(j)	1,612,723	318,748
Freddie Mac REMICS
Series 3685, Class EI, 5.000%, 03/15/2019 (j)	211,813	15,550
Series 3882, Class AI, 5.000%, 06/15/2026 (j)	366,185	32,552
Series 3995, Class KI, 3.500%, 02/15/2027 (j)	1,551,144	174,581
Series 3308, Class S, 6.997%, 03/15/2032 (d)(j)	162,087	32,496
Series 2965, Class SA, 5.847%, 05/15/2032 (d)(j)	141,953	20,732
Series 3065, Class DI, 6.417%, 04/15/2035 (d)(j)	228,989	40,459
Series 3031, Class BI, 6.487%, 08/15/2035 (d)(j)	259,387	55,052
Series 3114, Class GI, 6.397%, 02/15/2036 (d)(j)	267,200	57,384
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020 (j)	787,947	66,485
Series 2012-103, Class IB, 3.500%, 04/20/2040 (j)	525,672	83,637
Series 2011-157, Class SG, 6.397%, 12/20/2041 (d)(j)	934,698	248,186
GSAA Trust
Series 2005-MTR1, Class A3, 0.514%, 10/25/2035 (d)	450,000	435,568
HarborView Mortgage Loan Trust

Series 2005-11, Class 2A1A, 0.513%, 08/19/2045 (d)	268,100	233,817
RAMP Trust
Series 2005-RS4, Class M4, 0.844%, 04/25/2035 (d)	300,000	157,219
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.995%, 07/25/2035 (d)	461,270	403,873
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.481%, 01/25/2036 (d)	97,769	91,377
Series 2007-HY6, Class 1A1, 2.446%, 06/25/2037 (d)(h)	324,636	270,930
TOTAL MORTGAGE BACKED SECURITIES (Cost $5,901,437)		$6,111,221

CONVERTIBLE BONDS - 8.7%
Biotechnology - 0.7%
Dendreon Corp.
2.875%, 01/15/2016	400,000	319,000
Savient Pharmaceuticals, Inc.
4.750%, 02/01/2018	500,000	119,688
Theravance, Inc.
2.125%, 01/15/2023	750,000	821,718
Total Biotechnology		1,260,406

Consumer Finance - 0.5%
DFC Global Corp.
3.250%, 04/15/2017 (Acquired 06/29/2012, Cost $536,943)(e)	500,000	520,625
Encore Capital Group, Inc.
3.000%, 11/27/2017 (Acquired 11/21/2012 through 12/11/2012, Cost $407,950)(e)	400,000	456,500
Total Consumer Finance		977,125

Electrical Equipment - 0.7%
General Cable Corp.
4.500%, 11/15/2029	1,000,000	1,247,500
Energy Equipment & Services - 0.3%
SEACOR Holdings, Inc.
2.500%, 12/15/2027 (Acquired 12/06/2012, Cost $459,030)(e)	450,000	489,375
Food Products - 0.4%
Tyson Foods, Inc.
3.250%, 10/15/2013	500,000	739,688
Health Care Equipment & Supplies - 0.9%
Insulet Corp.
3.750%, 06/15/2016	550,000	649,688
Wright Medical Group, Inc.
2.000%, 08/15/2017 (Acquired 12/11/2012 through 01/16/2013, Cost $916,974)(e)	860,000	985,774
Total Health Care Equipment & Supplies		1,635,462

Health Care Providers & Services - 0.3%
Omnicare, Inc.
3.250%, 12/15/2035	500,000	499,374
Insurance - 0.5%
Fidelity National Financial, Inc.
4.250%, 08/15/2018 (Acquired 07/27/2011, Cost $500,000)(e)	500,000	674,375
Meadowbrook Insurance Group, Inc.
5.000%, 03/15/2020(a)	300,000	315,150
Total Insurance		989,525

Internet Software & Services - 0.4%
VeriSign, Inc.
3.250%, 08/15/2037	500,000	740,938

Life Sciences Tools & Services - 0.3%
Affymetrix, Inc.
4.000%, 07/01/2019	500,000	524,063
Machinery - 0.7%
Greenbrier Cos., Inc.
3.500%, 04/01/2018	500,000	500,313
2.375%, 05/15/2026	100,000	100,000
Wabash National Corp.
3.375%, 05/01/2018	500,000	604,688
Total Machinery		1,205,001

Metals & Mining - 0.2%
Silver Standard Resources, Inc.
2.875%, 02/01/2033 (Acquired 01/11/2013, Cost $507,740)(e)	500,000	445,313
Oil, Gas & Consumable Fuels - 1.2%
Bill Barrett Corp.
5.000%, 03/15/2028	500,000	500,312
Cobalt International Energy, Inc.
2.625%, 12/01/2019	1,000,000	1,116,875
Stone Energy Corp.
1.750%, 03/01/2017 (Acquired 11/20/2012, Cost $460,664)(e)	500,000	459,375
Total Oil, Gas & Consumable Fuels		2,076,562

Pharmaceuticals - 0.3%
Salix Pharmaceuticals, Ltd.
1.500%, 03/15/2019 (Acquired 10/16/2012, Cost $163,203)(e)	170,000	180,306
The Medicines Co.
1.375%, 06/01/2017 (Acquired 06/06/2012, Cost $251,538)(e)	250,000	335,469
Total Pharmaceuticals		515,775

Real Estate Investment Trusts (REITs) - 0.3%
Annaly Capital Management, Inc.
5.000%, 05/15/2015	500,000	518,125
Semiconductors & Semiconductor Equipment - 0.6%
Micron Technology, Inc.
2.125%, 02/15/2033 (Acquired 02/07/2013, Cost $508,700)(e)	500,000	566,250
Rudolph Technologies, Inc.
3.750%, 07/15/2016 (Acquired 07/20/2011, Cost $500,000)(e)	500,000	584,999
Total Semiconductors & Semiconductor Equipment		1,151,249

Tobacco - 0.3%
Vector Group Ltd.
2.500%, 01/15/2019(d)	500,000	581,723
Trading Companies & Distributors - 0.1%
Titan Machinery, Inc.
3.750%, 05/01/2019 (Acquired 04/18/2012 through 04/19/2012, Cost $253,837)(e)	250,000	251,406
TOTAL CONVERTIBLE BONDS (Cost $14,884,716)		$15,848,610

CORPORATE BONDS - 42.7%
Aerospace & Defense - 0.2%
GenCorp, Inc.
7.125%, 03/15/2021 (Acquired 01/18/2013 through 01/22/2013, Cost $341,838)(e)	330,000	348,150
Air Freight & Logistics - 0.4%
NANA Development Corp.
9.500%, 03/15/2019 (Acquired 03/13/2013, Cost $669,000)(e)	669,000	673,181
Airlines - 0.6%
American Airlines 2011-1 Class A Pass Through Trust
5.250%, 01/31/2021	202,886	221,146

Delta Air Lines 2010-2 Class A Pass Through Trust
4.950%, 05/23/2019	260,800	285,576
US Airways 2010-1 Class A Pass Through Trust
6.250%, 04/22/2023	451,582	501,256
US Airways 2011-1 Class A Pass Through Trust
7.125%, 10/22/2023	108,501	124,505
Total Airlines		1,132,483

Building Products - 0.1%
Gibraltar Industries, Inc.
6.250%, 02/01/2021 (Acquired 01/18/2013 through 01/25/2013, Cost $237,145)(e)	230,000	243,800
Capital Markets - 1.5%
Jefferies Group LLC
3.875%, 11/09/2015	300,000	313,500
Morgan Stanley
4.750%, 03/22/2017	230,000	253,695
Nomura Holdings, Inc.
2.000%, 09/13/2016	1,000,000	997,548
Onex USI Acquisition Corp.
7.750%, 01/15/2021 (Acquired 12/14/2012, Cost $417,500)(e)	417,500	418,544
The Goldman Sachs Group, Inc.
5.750%, 01/24/2022	100,000	116,272
6.250%, 02/01/2041	500,000	594,178
Total Capital Markets		2,693,737

Chemicals - 0.5%
Hexion US Finance Corp.
6.625%, 04/15/2020	875,000	877,187
Commercial Banks - 1.6%
ABN AMRO Bank NV
4.250%, 02/02/2017 (Acquired 01/30/2012, Cost $299,706)(e)	300,000	326,763
BNP Paribas SA
3.250%, 03/03/2023	1,000,000	971,905
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875%, 02/08/2022	350,000	369,200
Standard Chartered PLC
3.950%, 01/11/2023 (Acquired 01/08/2013, Cost $1,248,563)(e)	1,250,000	1,244,923
Total Commercial Banks		2,912,791

Commercial Services & Supplies - 0.0%
West Corp.
8.625%, 10/01/2018	20,000	21,700
Communications Equipment - 1.4%
CommScope, Inc.
8.250%, 01/15/2019 (Acquired 09/16/2011, Cost $649,454)(e)	640,000	694,400
Monitronics International, Inc.
9.125%, 04/01/2020	1,000,000	1,057,499
Nortel Networks Ltd.
0.000%, 07/15/2011(d)(h)	320,000	335,200
Telesat Canada/Telesat LLC
6.000%, 05/15/2017 (Acquired 05/18/2012, Cost $495,234)(e)	500,000	522,500
Total Communications Equipment		2,609,599

Computers & Peripherals - 0.4%
Lexmark International, Inc.
5.125%, 03/15/2020	760,000	778,511

Construction & Engineering - 0.3%
URS Corp.
4.100%, 04/01/2017 (Acquired 03/08/2012, Cost $499,310)(e)	500,000	519,614
Consumer Finance - 1.0%
Ally Financial, Inc.
3.125%, 01/15/2016	950,000	961,874
SLM Corp.
6.250%, 01/25/2016	750,000	819,359
Total Consumer Finance		1,781,233

Containers & Packaging - 0.6%
BakerCorp International, Inc.
8.250%, 06/01/2019 (Acquired 05/17/2011 through 08/30/2011, Cost $601,861)(e)	625,000	643,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
8.750%, 02/01/2019 (Acquired 01/24/2013, Cost $511,963)(e)	500,000	495,000
Total Containers & Packaging		1,138,750

Diversified Financial Services - 5.6%
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013, Cost $732,195)(e)	954,000	784,665
Bank of America Corp.
7.625%, 06/01/2019	250,000	317,570
3.300%, 01/11/2023	700,000	690,241
BBVA US Senior SAU
4.664%, 10/09/2015	1,000,000	1,025,473
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (Acquired 03/25/2013, Cost $746,873)(e)	750,000	745,362
Citigroup, Inc.
4.050%, 07/30/2022	350,000	361,558
CKE, Inc. PIK
10.500%, 03/14/2016 (Acquired 03/09/2011 through 09/15/2012, Cost $1,086,873)(e)	1,147,214	1,213,190
Community Choice Financial, Inc.
10.750%, 05/01/2019 (Acquired 04/20/2011 through 07/31/2012, Cost $757,038)(e)	750,000	710,625
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.375%, 04/01/2020 (Acquired 03/19/2013, Cost $463,369)(e)	460,000	468,050
KKR Group Finance Co. II LLC
5.500%, 02/01/2043 (Acquired 01/25/2013, Cost $790,848)(e)	800,000	770,456
KKR Group Finance Co. LLC
6.375%, 09/29/2020 (Acquired 09/22/2010, Cost $298,752)(e)	300,000	357,935
Lehman Brothers Holdings, Inc.
3.950%, 11/10/2009 (h)	240,000	64,200
6.200%, 09/26/2014 (h)	6,606,000	1,791,877
6.875%, 05/02/2018 (h)	2,880,000	784,800
Total Diversified Financial Services		10,086,002

Diversified Telecommunication Services - 2.3%
CenturyLink, Inc.
7.650%, 03/15/2042	830,000	801,988
Frontier Communications Corp.
7.625%, 04/15/2024	79,000	81,271
Intelsat Luxembourg SA
11.250%, 02/04/2017	852,000	907,380
Maxcom Telecomunicaciones SAB de CV
11.000%, 12/15/2014	800,000	560,000
Satelites Mexicanos SA de CV
9.500%, 05/15/2017	1,698,000	1,799,880
Total Diversified Telecommunication Services		4,150,519

Electrical Equipment - 0.5%
Spectrum Brands, Inc.
9.500%, 06/15/2018	750,000	849,375
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc.
4.500%, 03/01/2023	375,000	378,242
Kemet Corp.
10.500%, 05/01/2018	875,000	912,187
Total Electronic Equipment, Instruments & Components		1,290,429

Energy Equipment & Services - 2.0%
Era Group, Inc.
7.750%, 12/15/2022 (Acquired 12/04/2012 through 03/25/2013, Cost $760,650)(e)	760,000	782,800
Gulfmark Offshore, Inc.
6.375%, 03/15/2022 (Acquired 12/14/2012 through 12/17/2012, Cost $269,235)(e)	260,000	270,400
Helix Energy Solutions Group, Inc.
9.500%, 01/15/2016 (Acquired 04/12/2011, Cost $603,566)(e)	578,000	593,895
Hercules Offshore, Inc.
10.500%, 10/15/2017 (Acquired 12/18/2012 through 01/15/2013, Cost $545,924)(e)	500,000	542,500
Hornbeck Offshore Services, Inc.
5.000%, 03/01/2021 (Acquired 03/14/2013, Cost $479,000)(e)	479,000	475,408
Unit Corp.
6.625%, 05/15/2021	830,000	869,425
Total Energy Equipment & Services		3,534,428

Food & Staples Retailing - 0.3%
Delhaize Group SA
4.125%, 04/10/2019	500,000	529,776
Food Products - 0.4%
Hawk Acquisition Sub, Inc.
4.250%, 10/15/2020 (Acquired 03/22/2013, Cost $680,000)(e)	680,000	680,850
Health Care Equipment & Supplies - 0.1%
Biomet, Inc.
6.500%, 08/01/2020 (Acquired 09/18/2012, Cost $261,881)(e)	250,000	265,313
Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment Operating Co., Inc.
10.750%, 02/01/2016	750,000	682,500
CKE Restaurants, Inc.
11.375%, 07/15/2018	728,000	844,480
MGM Resorts International
6.750%, 04/01/2013	500,000	500,000
6.750%, 10/01/2020 (Acquired 09/14/2012, Cost $200,000)(e)	200,000	212,000
6.625%, 12/15/2021	200,000	209,750
Snoqualmie Entertainment Authority
9.125%, 02/01/2015 (Acquired 12/20/2011, Cost $416,039)(e)	425,000	425,000
Total Hotels, Restaurants & Leisure		2,873,730

Insurance - 1.3%
Basell Finance Co. BV
8.100%, 03/15/2027 (Acquired 10/21/2011 through 03/27/2013, Cost $1,642,213)(e)	1,263,000	1,692,419
Fidelity National Financial, Inc.
5.500%, 09/01/2022	335,000	380,290
MetLife, Inc.
6.400%, 12/15/2036(d)	125,000	136,719
Prudential Financial, Inc.
5.200%, 03/15/2044(d)	145,000	145,363
Total Insurance		2,354,791

IT Services - 0.3%
Alliance Data Systems Corp.
6.375%, 04/01/2020 (Acquired 11/20/2012, Cost $522,875)(e)	500,000	538,750
Machinery - 1.4%
Milestone Aviation Group Ltd.
8.625%, 12/15/2017 (Acquired 12/12/2012 through 02/22/2013, Cost $530,105)(e)	520,000	534,300
Navistar International Corp.
8.250%, 11/01/2021 (Acquired 03/27/2013, Cost $321,975)(e)	318,000	323,963
Neff Rental LLC/Neff Finance Corp.
9.625%, 05/15/2016 (Acquired 05/06/2011 through 11/21/2012, Cost $948,118)(e)	925,000	982,813
The Manitowoc Co., Inc.
8.500%, 11/01/2020	680,000	768,400
Total Machinery		2,609,476

Media - 1.4%
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020 - Series A	125,000	129,219
7.625%, 03/15/2020 - Series B	875,000	913,281
DISH DBS Corp.
5.875%, 07/15/2022	360,000	377,550
5.000%, 03/15/2023 (Acquired 12/19/2012, Cost $556,000)(e)	556,000	546,965
Videotron Ltd.
9.125%, 04/15/2018	600,000	630,375
Total Media		2,597,390

Metals & Mining - 4.0%
Aleris International, Inc.
7.625%, 02/15/2018	500,000	530,000
7.875%, 11/01/2020 (Acquired 12/11/2012, Cost $251,250)(e)	250,000	266,250
ArcelorMittal
5.000%, 02/25/2017	900,000	941,850
FMG Resources
8.250%, 11/01/2019 (Acquired 10/25/2011 through 11/26/2012, Cost $952,814)(e)	950,000	1,024,812
IAMGOLD Corp.
6.750%, 10/01/2020 (Acquired 11/29/2012, Cost $491,611)(e)	500,000	481,250
Kaiser Aluminum Corp.
8.250%, 06/01/2020	750,000	840,000
Laredo Petroleum, Inc.
9.500%, 02/15/2019 (Acquired 11/02/2012, Cost $561,740)(e)	500,000	565,000
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 11/08/2012 through 02/14/2013, Cost $496,722)(e)	485,000	508,038
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 02/01/2020	270,000	284,175
Tembec Industries, Inc.
11.250%, 12/15/2018	625,000	690,624
Thompson Creek Metals Co., Inc.
12.500%, 05/01/2019 (Acquired 05/08/2012, Cost $125,000)(e)	125,000	122,188
Walter Energy, Inc.
9.875%, 12/15/2020 (Acquired 11/16/2012 through 03/27/2013, Cost $694,093)(e)	680,000	737,800
Xstrata Finance Canada Ltd.
4.000%, 10/25/2022 (Acquired 10/18/2012, Cost $249,368)(e)	250,000	251,795
Total Metals & Mining		7,243,782

Multiline Retail - 0.2%
JC Penney Corp., Inc.
7.125%, 11/15/2023	400,000	378,000

Oil, Gas & Consumable Fuels - 6.5%
Chesapeake Energy Corp.
9.500%, 02/15/2015	125,000	141,250
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.250%, 12/15/2017	500,000	535,000
Comstock Resources, Inc.
8.375%, 10/15/2017	125,000	132,813
Concho Resources, Inc.
7.000%, 01/15/2021	750,000	825,000
5.500%, 10/01/2022	375,000	390,000
CONSOL Energy, Inc.
8.250%, 04/01/2020	375,000	415,313
Continental Resources, Inc.
8.250%, 10/01/2019	500,000	556,250
Drill Rig Holdings, Inc.
6.500%, 10/01/2017 (Acquired 11/30/2012, Cost $500,313)(e)	500,000	505,000
Enterprise Products Operating LLC
4.850%, 03/15/2044	335,000	341,992
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 02/15/2021 (Acquired 02/05/2013, Cost $250,000)(e)	250,000	258,125
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, 10/01/2020 (Acquired 11/21/2012 through 01/09/2013, Cost $673,477)(e)	640,000	699,200
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	500,000	565,000
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 04/15/2020	375,000	413,438
McMoRan Exploration Co.
11.875%, 11/15/2014	375,000	395,625
Murphy Oil Corp.
3.700%, 12/01/2022	800,000	777,202
Northern Oil and Gas, Inc.
8.000%, 06/01/2020	500,000	521,250
PetroBakken Energy Ltd.
8.625%, 02/01/2020 (Acquired 01/25/2012, Cost $609,527)(e)	600,000	612,000
Resolute Energy Corp.
8.500%, 05/01/2020 (Acquired 04/20/2012 through 01/11/2013, Cost $508,578)(e)	500,000	517,500
Rosetta Resources, Inc.
9.500%, 04/15/2018	500,000	551,250
Stone Energy Corp.
8.625%, 02/01/2017	875,000	944,999
Tesoro Corp.
9.750%, 06/01/2019	500,000	563,750
Tristan Oil Ltd.
22.981%, 01/01/2016(a)(g)	1,325,000	748,625
Weatherford International Ltd.
5.950%, 04/15/2042	285,000	293,753
Total Oil, Gas & Consumable Fuels		11,704,335

Paper & Forest Products - 0.3%
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (Acquired 06/20/2012 through 06/21/2012, Cost $503,295)(e)	500,000	552,500
Pharmaceuticals - 0.3%
Elan Finance PLC / Elan Finance Corp.
6.250%, 10/15/2019 (Acquired 09/26/2012, Cost $399,375)(e)	400,000	467,000
Professional Services - 0.5%
ARAMARK Corp.
5.750%, 03/15/2020 (Acquired 02/22/2013, Cost $200,000)(e)	200,000	204,500

Southern Graphics, Inc.
8.375%, 10/15/2020 (Acquired 01/23/2013, Cost $430,389)(e)	420,000	434,700
The Dun & Bradstreet Corp.
3.250%, 12/01/2017	200,000	205,623
Total Professional Services		844,823

Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.
4.400%, 11/15/2022	375,000	385,764
Software - 0.9%
First Data Corp.
9.875%, 09/24/2015	1,250,000	1,287,500
10.625%, 06/15/2021 (Acquired 03/26/2013, Cost $318,000)(e)	318,000	321,578
Total Software		1,609,078

Specialty Retail - 1.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
9.750%, 03/15/2020	125,000	147,501
Brown Shoe Co., Inc.
7.125%, 05/15/2019 (Acquired 04/27/2011, Cost $496,245)(e)	500,000	527,499
Grifols, Inc.
8.250%, 02/01/2018	560,000	616,000
Michael's Stores, Inc.
11.375%, 11/01/2016	326,000	341,081
The Gap, Inc.
5.950%, 04/12/2021	375,000	428,670
Toys R Us Property Co. II LLC
8.500%, 12/01/2017	1,000,000	1,056,250
Total Specialty Retail		3,117,001

Textiles, Apparel & Luxury Goods - 0.0%
Industrias Unidas SA de CV
8.750%, 03/26/2049(a)(h)	38,000	0
Transportation Infrastructure - 0.8%
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017 (Acquired 01/18/2011 through 08/30/2011, Cost $688,793)(e)	675,000	762,750
Pittsburgh Glass Works LLC
8.500%, 04/15/2016 (Acquired 08/30/2011 through 04/17/2012, Cost $601,421)(e)	615,000	625,763
Total Transportation Infrastructure		1,388,513

Wireless Telecommunication Services - 0.8%
NII Capital Corp.
7.625%, 04/01/2021	670,000	482,400
NII International Telecom Sarl
11.375%, 08/15/2019 (Acquired 02/11/2013, Cost $337,000)(e)	337,000	352,165
Sprint Nextel Corp.
9.250%, 04/15/2022	500,000	623,750
Total Wireless Telecommunication Services		1,458,315

TOTAL CORPORATE BONDS (Cost $74,486,439)		$77,240,676

FOREIGN GOVERNMENT NOTES/BONDS - 0.5%
Republic of Latvia
5.250%, 02/22/2017 (Acquired 02/14/2012, Cost $198,916)(e)	200,000	221,500
2.750%, 01/12/2020 (Acquired 12/05/2012, Cost $743,348)(e)	750,000	721,125
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $942,264)		$942,625

US GOVERNMENT AGENCY ISSUES - 0.4%
Fannie Mae Discount Notes
0.044%, 05/01/2013 (g)(i)	150,000	149,981
Freddie Mac Discount Notes
0.000%, 04/01/2013 (g)(i)	38,000	38,000
0.088%, 04/01/2013 (g)(i)	550,000	549,784
TOTAL US GOVERNMENT AGENCY ISSUES (Cost $737,669)		$737,765

US GOVERNMENT NOTES/BONDS - 0.1%
United States Treasury Bond
2.750%, 08/15/2042	227,000	210,613
TOTAL US GOVERNMENT NOTES/BONDS (Cost $227,893)		$210,613

BANK LOANS - 21.1%
Aderant Holdings Term Loan
6.250%, 12/20/2019 (d)	359,000	358,103
Affordable Care Term Loan 2nd Lien
10.500%, 06/01/2019 (d)	428,000	428,000
Alliance Laundry Systems LLC Term Loan
9.500%, 11/30/2019 (d)	226,636	231,736
Alliant Holdings, Inc. Term Loan
5.000%, 12/07/2019	4,015	4,062
Ancestry.com Term Loan B
7.000%, 12/23/2019 (d)	465,833	466,913
Apple Leisure Term Loan 1st Lien
7.000%, 02/28/2019 (d)	606,000	602,970
Artel Term Loan B
7.250%, 11/16/2017 (d)	632,988	632,988
ASM Advantage Sales & Marketing Term Loan 2nd Lien
8.250%, 06/12/2018 (d)	268,000	271,350
Asurion Corp. Term Loan
11.000%, 08/16/2019 (d)	938,000	1,004,250
Attachemate Term Loan 2nd Lien
11.000%, 10/31/2018 (d)	409,000	411,217
Autoparts Term Loan 2nd Lien
10.500%, 01/26/2018 (d)	152,000	154,280
Bats Global Markets Term Loan B
7.000%, 12/17/2018 (d)	927,850	931,914
Cannery Casinos Term Loan 2nd Lien
10.000%, 09/25/2019 (d)	200,000	193,500
Centaur Gaming Term Loan 2nd Lien
8.750%, 02/19/2020 (d)	669,000	679,035
Citco Term Loan
4.250%, 06/29/2018 (d)	558,000	558,234
CL Cunningham Lindsay Term Loan 1st Lien
5.000%, 10/18/2019 (d)	562,590	572,087
CL Cunningham Lindsay Term Loan 2nd Lien
9.250%, 04/18/2020 (d)	605,000	619,369
Confie Seguros Term Loan 1st Lien
6.500%, 11/08/2018 (d)	286,283	287,714
Consolidated Precision Products Term Loan 2nd Lien
10.500%, 06/19/2020 (d)	803,000	829,098
Custom Buildings Products Term Loan B
6.000%, 12/12/2019 (d)	732,387	745,203
Datapipe Term Loan 2nd Lien
9.250%, 09/07/2019 (d)	326,000	331,298

Diversified Machine Term Loan
9.252%, 12/21/2018 (d)	964,000	968,820
Fairpoint Communications, Inc. Term Loan B
7.500%, 02/14/2019 (d)	847,000	823,945
Fairway Markets Term Loan
6.750%, 08/17/2018 (d)	535,000	543,694
Gatehouse Media Operating Term Loan B
3.250%, 08/24/2014 (d)	2,302,064	828,329
Gatehouse Media Operating Term Loan C
3.500%, 08/24/2014 (d)	394,581	141,978
Gatehouse Media Operating Term Loan DD
3.250%, 08/24/2014 (d)	732,620	263,611
Genesis Healthcare Term Loan
10.002%, 12/01/2018 (d)	638,481	638,481
Gentiva Health Term Loan B
6.500%, 08/17/2016 (d)	441,000	443,390
Granton Resort Term Loan
9.000%, 08/14/2018 (d)	833,000	868,403
Harrahs Term Loan B
9.500%, 10/31/2016 (d)	1,086,287	1,107,990
5.264%, 01/28/2018 (d)	58,801	54,424
Houghton International Term Loan 2nd Lien
9.500%, 12/13/2020 (d)	428,000	434,420
Infonxx Term Loan 2nd Lien
6.454%, 11/28/2013 (d)	342,720	330,725
Intelligrated Term Loan
6.750%, 07/19/2018 (d)	714,000	716,678
Intelligrated Term Loan 2nd Lien
10.500%, 01/19/2019 (d)	335,000	342,956
Internet Brands Term Loan
6.250%, 03/13/2020 (d)	357,000	357,111
iStar Term Loan 2nd Lien
7.000%, 03/15/2017 (d)	30,800	32,792
Jacob's Entertainment Term Loan 2nd Lien
13.000%, 10/26/2019 (d)	389,000	389,486
Jimmy Sanders Term Loan 1st Lien
6.750%, 11/14/2018 (d)	856,695	865,262
Jimmy Sanders Term Loan 2nd Lien
11.500%, 05/13/2019 (d)	362,000	343,600
Latisys Corp. Term Loan
6.500%, 02/28/2019 (d)	559,000	559,699
Leap Wireless Term Loan
4.750%, 02/21/2020 (d)	452,000	454,373
Lightsquared Term Loan B
17.000%, 10/01/2014 (d)(h)	356,000	333,455
Mohegan Tribal Gaming Term Loan B
9.000%, 02/28/2016 (d)	676,000	697,409
Moneygram Term Loan B
4.250%, 03/27/2020 (d)	240,000	241,951
Nep Term Loan 2nd Lien
9.500%, 07/03/2020 (d)	702,000	730,080
NFR Energy Term Loan 2nd Lien
8.750%, 12/31/2018 (d)	750,000	767,348
North American Breweries Term Loan
7.500%, 01/31/2019 (d)	613,463	627,265
Oceania Cruises Term Loan 2nd Lien
6.250%, 04/27/2014 (d)	223,000	210,920
Patriot Coal Corp. Dip Term Loan

9.250%, 12/09/2013 (d)	253,000	254,265
Peppermill Casinos Term Loan B
7.250%, 10/17/2019 (d)	1,067,325	1,088,671
Plato Learning Term Loan 2nd Lien
11.250%, 05/09/2019 (d)	306,000	302,940
Redprairie Corp. Term Loan
6.750%, 12/14/2018 (d)	576,555	587,365
Rock Ohio Term Loan
5.000%, 03/27/2019 (d)	480,000	482,102
Rocket Software Term Loan 2nd Lien
9.217%, 02/07/2019 (d)	259,000	257,920
Schrader Term Loan 2nd Lien
10.500%, 04/26/2018 (d)	631,000	637,310
Sirva Term Loan
7.500%, 03/30/2019 (d)	1,026,000	1,010,609
Six3 Systems Term Loan B
7.000%, 09/20/2019 (d)	626,143	629,273
Sumtotal Systems 1st Lien
6.250%, 10/25/2019 (d)	386,000	385,761
Therakos Term Loan
7.500%, 01/18/2018 (d)	702,240	700,484
Therakos Term Loan 2nd Lien
11.250%, 12/20/2019 (d)	516,000	510,840
Tomkins Air Distribution Term Loan B
9.250%, 10/31/2020 (d)	948,000	972,885
Travelport Term Loan B
11.000%, 11/22/2015 (d)	178,000	182,005
Trizetto Term Loan 2nd Lien
8.500%, 03/27/2019 (d)	817,000	825,170
Van Wagner Comm Term Loan
8.250%, 08/01/2018 (d)	945,000	956,813
Vertafore, Inc. Term Loan 2nd Lien
9.750%, 10/29/2017 (d)	250,000	255,000
Vestcom Term Loan B
7.002%, 12/24/2018 (d)	299,000	301,243
Virgin Media Term Loan
3.500%, 12/31/2020 (d)	746,000	742,412
Walter Investments Term Loan
5.750%, 11/15/2017 (d)	980,788	996,372
WP CPP Holdings Term Loan B
5.750%, 12/21/2019	650,000	651,352
TOTAL BANK LOANS (Cost $37,028,643)		$38,162,708

EXCHANGE TRADED FUNDS - 0.2%	Shares
SPDR Gold Shares (c)	2,368	365,738
TOTAL EXCHANGE TRADED FUNDS (Cost $399,732)		$365,738

OTHER SECURITIES - 0.1%
PTMH Halcyon (Acquired 02/10/2010, Cost $981,376) (a)(b)(c)	9,398	178,850
SlavInvestBank Loan Participation Notes	Principal Amount
9.880%, 12/31/2012 (a)	$45,000	0
TOTAL OTHER SECURITIES (Cost $1,026,376)		$178,850

PURCHASED OPTIONS - 0.0%	Contracts
Call Options - 0.0%
iShares Russell 2000 Index Fund

Expiration August 2013, Exercise Price: $88.00	200	42,400
TOTAL PURCHASED OPTIONS (Cost $45,328)		$42,400

MONEY MARKET FUNDS - 20.7%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio	Shares
12/31/2031, 0.11% (d)(f)	37,413,030	37,413,030
TOTAL MONEY MARKET FUNDS (Cost $37,413,030)		$37,413,030
Total Investments (Cost $185,506,338) - 105.0%		190,310,710

Liabilities in Excess of Other Assets - (5.0)%		(9,105,021)
TOTAL NET ASSETS - 100.0%		$181,205,689

Percentages are stated as a percent of net assets.
PIK	Payment-in-Kind

(a)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At March 31, 2013, the fair value of these securities total $3,479,986 which represents 1.9% of total net assets.

(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2013, the fair value of these securities total $2,281,909 which represents 1.3% of total net assets.

(c)	Non-income producing.
(d)	Variable Rate Security. The rate shown represents the rate at March 31, 2013.
(e)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2013, the fair value of these securities total $37,738,089 which represents 20.8% of total net assets.

(f)	The rate shown is the seven day yield as of March 31, 2013.
(g)	Zero coupon bond. Effective yield is listed.
(h)	Default or other conditions exist and security is not presently accruing income.
(i)	All or a portion of the shares have been committed as collateral for futures.
(j)
Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgages. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgage.  The interest rate disclosed represents the coupon rate of the underlying mortgages at March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Relative Value - Long/Short Debt
Securities Sold Short
March 31, 2013 (Unaudited)
		Fair
COMMON STOCKS - 5.6%	Shares	Value
Auto Components - 0.3%
Johnson Controls, Inc.	14,044	$492,523
Automobiles - 0.5%
Ford Motor Co.	46,973	617,695
General Motors Co.	7,821	217,580
Harley-Davidson, Inc.	2,159	115,075
Total Automobiles		950,350

Biotechnology - 0.3%
Theravance, Inc.	21,190	500,508
Consumer Finance - 0.3%
DFC Global Corp.	15,350	255,424
Encore Capital Group, Inc.	9,850	296,485
Total Consumer Finance		551,909

Distributors - 0.2%
Genuine Parts Co.	3,547	276,666
Electrical Equipment - 0.5%
General Cable Corp.	24,480	896,702
Energy Equipment & Services - 0.1%
SEACOR Holdings, Inc.	3,230	237,986
Food Products - 0.4%
Tyson Foods, Inc.	28,900	717,298
Health Care Equipment & Supplies - 0.5%
Insulet Corp.	13,340	344,972
Wright Medical Group, Inc.	25,440	605,727
Total Health Care Equipment & Supplies		950,699

Insurance - 0.3%
Fidelity National Financial, Inc.	17,648	445,259
Meadowbrook Insurance Group, Inc.	20,570	145,019
Total Insurance		590,278

Internet Software & Services - 0.3%
VeriSign, Inc.	12,310	582,017
Life Sciences Tools & Services - 0.2%
Affymetrix, Inc.	81,270	383,594
Machinery - 0.2%
Greenbrier Cos., Inc.	5,387	122,339
Wabash National Corp.	30,640	311,302
Total Machinery		433,641

Metals & Mining - 0.1%
Silver Standard Resources, Inc.	16,590	175,024
Thompson Creek Metals Co., Inc.	21,300	63,900
Total Metals & Mining		238,924

Multiline Retail - 0.1%
JC Penney Co., Inc.	16,713	252,533
Oil, Gas & Consumable Fuels - 0.4%
Cobalt International Energy, Inc.	20,220	570,204
Stone Energy Corp.	3,940	85,695
Total Oil, Gas & Consumable Fuels		655,899

Pharmaceuticals - 0.2%
Salix Pharmaceuticals Ltd.	1,850	94,683
The Medicines Co.	6,980	233,272
Total Pharmaceuticals		327,955

Real Estate Investment Trusts (REITs) - 0.1%
Annaly Capital Management, Inc.	4,000	63,560
Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc.	35,400	353,292
Rudolph Technologies, Inc.	30,570	360,115
Total Semiconductors & Semiconductor Equipment		713,407

Tobacco - 0.1%
Vector Group Ltd.	10,980	176,998
Trading Companies & Distributors - 0.1%
Titan Machinery, Inc.	3,500	97,125
TOTAL COMMON STOCKS (Proceeds $8,809,619)		$10,090,572

EXCHANGE TRADED FUNDS - 2.3%
iShares iBoxx $ High Yield Corporate Bond Fund	1,068	100,766
iShares iBoxx Investment Grade Corporate Bond Fund	16,500	1,978,350
SPDR S&P 500 ETF Trust	11,025	1,725,964
SPDR S&P Retail ETF	4,000	281,360
TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,702,314)		$4,086,440

	Principal
	Amount
CORPORATE BONDS - 2.0%
Capital Markets - 0.3%
Minerva Luxembourg SA
12.250%, 02/10/2022	$390,000	485,550
Communications Equipment - 0.3%
Nokia OYJ
5.375%, 05/15/2019	485,000	461,962
Media - 0.3%
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019	500,000	513,750
Metals & Mining - 0.3%
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	357,000	329,397
United States Steel Corp.
7.000%, 02/01/2018	260,000	279,500
Total Metals & Mining		608,897

Oil, Gas & Consumable Fuels - 0.1%
Connacher Oil & Gas Ltd.
8.500%, 08/01/2019	250,000	164,375
James River Coal Co.
7.875%, 04/01/2019	126,300	60,624
Total Oil, Gas & Consumable Fuels		224,999

Specialty Retail - 0.2%
Best Buy Co., Inc.
5.500%, 03/15/2021	88,000	84,920
Petco Holdings, Inc.
8.500%, 10/15/2017	350,000	360,938
Total Specialty Retail		445,858

Wireless Telecommunication Services - 0.5%
NII Capital Corp.
10.000%, 08/15/2016	1,004,000	901,090
TOTAL CORPORATE BONDS (Proceeds $3,576,499)		$3,642,106

FOREIGN GOVERNMENT NOTES/BONDS - 0.2%
Spain Government Bond
5.500%, 04/30/2021	€301,000	405,747
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $402,105)		$405,747

Total Securities Sold Short (Proceeds $16,490,537) - 10.1%		$18,224,865

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Relative Value - Long/Short Debt
Options Written
March 31, 2013 (Unaudited)
		Fair
	Contracts	Value
Put Options
iShares Russell 2000 Index Fund
Expiration: August 2013, Exercise Price: $75.00	200	$10,000
Total Put Options		$10,000

Total Options Written (Premiums received $10,432)		$10,000

Underlying Funds Trust
Relative Value - Long/Short Debt
Futures Contracts
March 31, 2013 (Unaudited)

	Expiration		Underlying Notional	Unrealized
	Month	Contracts	Amount at Fair Value	Appreciation (Depreciation)
FUTURES CONTRACTS PURCHASED
US 5YR NOTE	June 2013	135	$16,747,383	$18,022
US 2YR NOTE	June 2013	5	1,102,266	(91)
TOTAL FUTURES CONTRACTS PURCHASED				$17,931
SHORT FUTURES CONTRACTS
10YR SWAP	June 2013	60	(7,028,438)	$(63,900)
5YR SWAP	June 2013	83	(9,493,125)	(41,059)
90DAY EURO$	June 2013	21	(5,232,675)	(128,625)
90DAY EURO$	September 2013	11	(2,739,825)	(72,463)
90DAY EURO$	December 2013	10	(2,490,000)	(70,875)
90DAY EURO$	March 2014	5	(1,244,750)	(37,438)
US 10YR NOTE	June 2013	108	(14,254,313)	(47,981)
US LONG BOND	June 2013	59	(8,523,656)	(34,382)
TOTAL SHORT FUTURES CONTRACTS				$(496,723)

TOTAL FUTURES CONTRACTS				$(478,792)

Underlying Funds Trust
Relative Value - Long/Short Debt
Swap Contracts
March 31, 2013 (Unaudited)
						Moody's Rating	Maximum		Unrealized
		Buy/Sell	Pay/Receive	Termination	Notional	of Reference	Potential	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	Future Payment	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	Expedia, Inc.	Buy	1.00%	3/20/2018	(3,500,000)	Ba1	(3,500,000)	$ 112,653	$ (32)

BNP Paribas S.A.	Markit CDX.NA.HY.19	Buy	5.00%	12/20/2017	(4,000,000)	B1	(4,000,000)	(179,930)	5,641

Credit Suisse	Best Buy, Inc.	Buy	5.00%	9/20/2017	(1,000,000)	Baa2	(1,000,000)	122,061	(153,556)

Credit Suisse	Gannett Co. Inc.	Buy	5.00%	9/20/2017	(1,000,000)	Ba1	(1,000,000)	(100,183)	(35,056)

Credit Suisse	JC Penney	Buy	5.00%	12/20/2017	(1,000,000)	B3	(1,000,000)	150,537	(25,357)

Credit Suisse	JC Penney	Buy	5.00%	6/20/2018	(1,000,000)	B3	(1,000,000)	199,982	(56,657)

Credit Suisse	Markit CDX.NA.HY.19	Buy	5.00%	12/20/2017	(3,000,000)	B1	(3,000,000)	29,752	(160,469)

Credit Suisse	Markit CDX.HY.20.10	Buy	5.00%	6/20/2018	(5,000,000)	B1	(5,000,000)	(146,567)	(18,138)

Credit Suisse	Markit CDX.IG.20.10	Buy	1.00%	6/20/2018	(15,000,000)	Baa1	(15,000,000)	(75,855)	(2,372)

Credit Suisse	Nokia OYJ	Buy	5.00%	12/20/2015	(1,000,000)	Baa3	(1,000,000)	127,286	(163,802)

Credit Suisse	Pitney Bowes	Buy	5.00%	9/20/2017	(1,000,000)	Baa2	(1,000,000)	11,353	(100,709)

Credit Suisse	Staples, Inc.	Buy	1.00%	9/20/2017	(1,000,000)	Baa2	(1,000,000)	87,521	(36,954)

Credit Suisse	Xerox Corp.	Buy	1.00%	12/20/2017	(1,000,000)	Baa2	(1,000,000)	71,360	(41,791)

Goldman Sachs & Co.	Capital One Financial Corp.	Buy	1.00%	12/20/2016	(2,000,000)	A3	(2,000,000)	13,986	(57,087)

Goldman Sachs & Co.	Kimco Realty Corp.	Buy	1.00%	6/20/2016	(2,250,000)	Baa1	(2,250,000)	21,599	(56,155)

Goldman Sachs & Co.	Markit CDX.NA.EM.19	Buy	5.00%	6/20/2018	(3,000,000)	Baa3	(3,000,000)	(350,660)	10,975

Goldman Sachs & Co.	Mohawk Industries, Inc.	Buy	1.00%	6/20/2017	(2,000,000)	Ba1	(2,000,000)	58,305	(64,207)

Goldman Sachs & Co.	Yum! Brands, Inc.	Buy	1.00%	3/20/2018	(3,000,000)	Baa3	(3,000,000)	(41,721)	(10,547)

Total Credit Default Swap Buy Contracts									$ (966,273)

CREDIT DEFAULT SWAP SELL CONTRACTS

Credit Suisse	Markit CMBX.NA.AAA.4.11	Sell	0.35%	2/17/2051	1,000,000	Aaa	1,000,000	$ (54,911)	$ 26,408

Credit Suisse	Markit CMBX.NA.AAA.4.12	Sell	0.35%	2/17/2051	5,000,000	Aaa	5,000,000	(192,318)	49,788

Goldman Sachs & Co.	Markit CMAA.4.18	Sell	0.35%	2/17/2051	1,000,000	Aaa	1,000,000	(128,503)	99,999

Goldman Sachs & Co.	Markit CMAA.4.19	Sell	0.35%	2/17/2051	1,500,000	Aaa	1,500,000	(100,460)	57,705

Total Credit Default Swap Sell Contracts									$ 233,900

Total Credit Default Swap Contracts									$ (732,373)

Underlying Funds Trust
Relative Value - Long/Short Debt
Forward Contracts
March 31, 2013 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		March 31, 2013	to be Received		March 31, 2013	(Depreciation)
4/9/2013	16,682,000	Ukrainian Hryvnia	2,045,291	1,900,000	U.S. Dollars	$1,900,000	$(145,291)
			$2,045,291			$1,900,000	$(145,291)

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2013 (Unaudited):
	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Equity Contracts:
Purchased Options	Investments	*	$42,400
Written Options				Written option contracts, at value	*	$10,000
Total Equity Contracts			$42,400			$10,000
Interest Rate Contracts:
Futures contracts	Receivable for variation margin on futures	**	$18,022	Payable for variation margin on futures	**	$(496,814)
Foreign Exchange Contracts:
Forward Contracts		***	-	Net unrealized loss on forward contracts	***	(145,291)
Credit Contracts:
Swap Contracts	Swap payments paid/Net unrealized gain on swap contracts	****	1,256,911	Swap payments received/Net unrealized loss on swap contracts	****	(2,353,997)
Total derivative instruments			$1,317,333			$(2,996,102)

* Fair value as reported on the Statements of Assets and Liabilities.
** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule.
*** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
**** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2013 (Unaudited):

Description	Level 1		Level 2		Level 3		Total
Common Stocks	$5,087,659		$-		$2,039,211	(1)	$7,126,870
Preferred Stocks	41,402		-		198,150		239,552
Asset Backed Securities	-		5,690,052		-		5,690,052
Mortgage Backed Securities	-		6,111,221		-		6,111,221
Convertible Bonds	-		15,533,460		315,150		15,848,610
Corporate Bonds	-		76,492,051		748,625		77,240,676
Foreign Government Notes/Bonds	-		942,625		-		942,625
U.S. Government Agency Issues	-		737,765		-		737,765
U.S. Government Notes/Bonds	210,613		-		-		210,613
Bank Loans	-		38,162,708		-		38,162,708
Exchange Traded Funds	365,738		-		-		365,738
Other Securities	-		-		178,850		178,850
Purchased Options	42,400		-		-		42,400
Money Market Funds	37,413,030		-		-		37,413,030
Total Investments in Long Securities	$43,160,842		$143,669,882		$3,479,986		$190,310,710

Securities Sold Short:
Common Stocks	$10,090,572		$-		$-		$10,090,572
Exchange Traded Funds	4,086,440		-		-		4,086,440
Corporate Bonds	-		3,642,106		-		3,642,106
Foreign Government Notes/Bonds	-		405,747		-		405,747
Total Securities Sold Short	$14,177,012		$4,047,853		$-		$18,224,865

Written Options	$10,000		$-		$-		$10,000

Other Financial Instruments
Futures Contracts Purchased	$17,931	*	$-		$-		$17,931
Short Futures Contracts	(496,723	) *	-		-		(496,723)
Credit Default Swap Buy Contracts	-		(966,273	)**	-		(966,273)
Credit Default Swap Sell Contracts	-		233,900	**	-		233,900
Forward Contracts	-		(145,291)		-		(145,291)
Total Other Financial Instruments	$(478,792)		$(877,664)		$-		$(1,356,456)

(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:
Building Products	$-
Diversified Telecommunication Services	206,271
Machinery	7,699
Media	13,789
Oil, Gas & Consumable Fuels	129,600
Transportation Infrastructure	1,681,852
$2,039,211

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts Schedule.
** Includes cumulative appreciation/depreciation on swap contracts as reported in the Swap Contracts Schedule.
Transfers were made out of Level 3 into Level 2 due to securities being priced with significant observable inputs versus being priced with unobservable inputs.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities, at value
Balance as of December 31, 2012	$9,394,060
Accrued discounts/premiums	6,627
Realized gain (loss)	(151,884)
Change in unrealized depreciation	170
Purchases	544,352
(Sales)	(5,885,338)
Transfer in and/or out of Level 3	(428,000)
Balance as of March 31, 2013	$3,479,986

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2013	$99,691

Transfers between levels are recognized at the end of the reporting period.

Type of Security	Fair Value at 3/31/2013	Valuation Techniques	Unobservable Input	Range
Common Stocks	$2,039,211	Market comparable companies	EBITDA multiple	5.26x

			Revenue multiple	0.52x

			Discount for lack of marketability	25%

Preferred Stocks	198,150	Valuation based on financial information from company	Private company financial information	NA

			Discount for lack of marketability	50%

Convertible Bonds	315,150	Consensus pricing	Third party & broker quoted inputs	NA

Corporate Bonds	748,625	Consensus pricing	Third party & broker quoted inputs	NA

Other Securities	178,850	Third party valuation	Inputs used by third party valuation firm	NA

The significant unobservable inputs used in the fair value measurement of the Trust's other securities are future cash flows and discount rates used by the third party valuation firm engaged to value the security. Significant decreases in the expected future cash flows, or increases in the discount rate used, would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Trust's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower. When quotations are unobservable for bank loans, proprietary valuation models and default recovery analysis methods are employed.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

Underlying Funds Trust
Managed Futures Strategies
Schedule of Investments
March 31, 2013 (Unaudited)
(Consolidated)
		Fair
	Shares	Value
MONEY MARKET FUNDS - 62.1%
Fidelity Institutional Government Portfolio
0.01% (a) (b)	6,400,000	$6,400,000
Fidelity Institutional Money Market Portfolio
0.10% (a) (b)	6,428,650	6,428,650
First American Treasury Obligations Fund
0.01% (a) (b)	5,023,209	5,023,209
First American Prime Obligations Fund
0.02% (a) (b)	6,400,000	6,400,000
Invesco Advisers, Inc. STIT - Treasury Portfolio
0.02% (a) (b)	1,065,262	1,065,262
Invesco Advisers, Inc. STIC - Prime Portfolio
0.09% (a) (b)	6,400,000	6,400,000
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.11% (a) (b)	8,000,000	8,000,000
TOTAL MONEY MARKET FUNDS (Cost $39,717,121)		39,717,121

OTHER INVESTMENTS - 15.7%
Smith Breeden Institutional Short Duration Portfolio	10,000,000	$10,064,510
TOTAL OTHER INVESTMENTS (Cost $10,000,000)		10,064,510

Total Investments (Cost $49,717,121) - 77.8%		49,781,631

Other Assets in Excess of Liabilities - 22.2%		14,007,630
TOTAL NET ASSETS - 100.0%		$63,789,261

Percentages are stated as a percent of net assets.

(a)	Rate shown is the seven day yield as of March 31, 2013.
(b)	All or a portion of the shares have been committed as collateral for swaps.

Underlying Funds Trust
Managed Futures Strategies
Swap Contracts
March 31, 2013 (Unaudited)
(Consolidated)
				Unrealized
		Termination	Notional	Appreciation/
Counterparty	Reference Entity	Date	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

Newedge UK Financial Ltd.	Dominion Managed Futures Index	Indefinite	3,100,000	(82,190)

Newedge UK Financial Ltd.	Northfield Managed Futures Index	Indefinite	3,700,000	(127,809)

Newedge UK Financial Ltd.	Revolution Managed Futures Index	Indefinite	3,075,000	(7,420)

Newedge UK Financial Ltd.	Xenon Managed Futures Index	Indefinite	2,700,000	(19,753)

Total Long Total Return Swap Contracts				$(237,172)

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2013 (Unaudited):
	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Swap Contracts:
Long Total Return Swap contracts	Net unrealized gain/loss on swap contracts	*	$-	Net unrealized gain/loss on swap contracts	*	$(237,172)
Total			$-			$(237,172)

* Includes cumulative appreciation/depreciation on swap contracts as reported in the Swap Contracts schedule.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2013 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$39,717,121	$-		$-	$39,717,121
Other Investments	-	10,064,510		-	10,064,510
Total Investments in Securities	$39,717,121	$10,064,510		$-	$49,781,631

Long Total Return Swap Contracts	$-	$(237,172	) *	$-	$(237,172)

* Includes cumulative appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

1. Security Valuation

Investments in the Portfolios of the Underlying Funds Trust (“UFT”) are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter market are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The schedules of investments may include adjustments made subsequent to the quarter-end related to subsequent information obtained. Therefore, the net assets reflected in these schedules of investments may differ from the reported NAV’s of the Portfolios as of March 31, 2013.

Various inputs are used in determining the value of the Funds’ investments. A summary of the inputs used to value the Portfolio’s net assets as of March 31, 2013 is located in a table following each Portfolio’s Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Foreign Currency Translations and Transactions -- The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

The Portfolios may enter into forward currency exchange contracts obligating the Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Event Driven and Relative Value – Long/Short Debt engaged in forward contracts during the quarter ended March 31, 2013. The average quarterly notional amount of forward contracts during the quarter ended March 31, 2013, were as follows:

	Event	Relative
	Driven	Value
Forward contracts	$1,234,701	$1,900,000

The effect of forward contracts on the statement of operations during the quarter ended March 31, 2013 for Event Driven and Relative Value include $0 and ($192,097) in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on forward contracts for the quarter ended March 31, 2013 for Event Driven and Relative Value was $57,182 and $52,587, respectively.

Convertible Securities -- The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants -- The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Short Sales -- The Portfolios may engage in short sale transactions. The Portfolios are liable for any dividends paid on securities sold short. At all times when the Portfolios do not own securities which are sold short, the Portfolios will maintain long securities equal in value on a daily marked-to-market basis to the securities sold short. The Portfolios are also required to maintain deposits for securities sold short with brokers.

Derivative Transactions – Event Driven, Long/Short Equity, Market Neutral, Relative Value – Long/Short Debt and Managed Futures Strategies engaged in derivatives and hedging activities during the quarter ended March 31, 2013. The Portfolios’ use of derivatives included swaps, options and futures contracts. Further information regarding derivative activity for each Portfolio can be found in the Schedule of Investments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

Futures Contracts -- The Portfolios may purchase and sell futures contracts. Managed Futures Strategies and Relative Value – Long/Short Debt held futures contracts during the quarter ended March 31, 2013. The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Relative Value – Long/Short Debt uses futures contracts to maintain appropriate duration and convexity levels and to execute long/short strategies or take short risk positions. Managed Futures Strategies uses futures contracts as an investment strategy to generate returns that are not correlated to traditional equity markets, with lower levels of annualized volatility. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Portfolios are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Relative Value – Long/Short Debt and Managed Futures Strategies engaged in futures contracts during the quarter ended March 31, 2013. The average quarterly notional amount of long futures contracts during the quarter ended March 31, 2013, were as follows:

	Relative	Managed
Long futures contracts	Value	Futures*
Interest rate contracts	$18,718,539	$268,733,733
Commodity contracts	-	8,682,154
Equity contracts	-	18,909,818
Foreign exchange contracts	-	25,138,965
Total long futures contracts	$18,718,539	$321,464,670

*March 25, 2013 was the final date the fund held futures contracts directly.

The average quarterly notional amount of short futures contracts during the quarter ended March 31, 2013, were as follows:

	Relative	Managed
Short futures contracts	Value	Futures*
Interest rate contracts	$52,286,924	$111,508,657
Commodity contracts	-	12,614,693
Equity contracts	-	1,036,713
Foreign exchange contracts	-	22,106,389
Total short futures contracts	$52,286,924	$147,266,452

*March 25, 2013 was the final date the fund held futures contracts directly.

The effect of interest rate futures contracts on the statement of operations during the quarter ended March 31, 2013 for Relative Value and Managed Futures include $537,292 and  ($619,171) in realized gains or (losses), respectively.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

The effect of commodity futures contracts on the statement of operations during the quarter ended March 31, 2013 for Relative Value and Managed Futures include $0 and ($692,685) in realized gains or (losses), respectively.

The effect of equity futures contracts on the statement of operations during the quarter ended March 31, 2013 for Relative Value and Managed Futures include $0 and ($232,700) in realized gains or (losses), respectively.

The effect of foreign exchange futures contracts on the statement of operations during the quarter ended March 31, 2013 for Relative Value and Managed Futures include $0 and $833,752 in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on interest rate futures contracts for the quarter ended March 31, 2013 for Relative Value and Managed Futures was ($365,663) and ($119,064), respectively.

The change in unrealized appreciation or (depreciation) on commodity futures contracts for the quarter ended March 31, 2013 for Relative Value and Managed Futures was $0 and ($24,804), respectively.

The change in unrealized appreciation or (depreciation) on equity futures contracts for the quarter ended March 31, 2013 for Relative Value and Managed Futures was $0 and ($1,275), respectively.

The change in unrealized appreciation or (depreciation) on foreign exchange  futures contracts for the quarter ended March 31, 2013 for Relative Value and Managed Futures was $0 and ($327,679), respectively.

Options -- The Portfolios may purchase and write call or put options on securities and indices and enter into related closing transactions. Event Driven, Long/Short Equity, Market Neutral and Relative Value – Long/Short Debt purchased and wrote call or put options during the quarter ended March 31, 2013. The Portfolios are subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolios use options to gain exposure to, and to hedge against changes in the value of equities. With options, there is minimal counterparty credit risk to the Portfolio since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. As a holder of a call option, the Portfolios have the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Portfolios have the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Portfolios have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As a writer of a put option, the Portfolios have the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Portfolios pay when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option. Long/Short Equity, Event Driven and Relative Value – Long/Short Debt use purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. Long/Short Equity, Event Driven and Relative Value – Long/Short Debt use written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

Event Driven, Long/Short Equity, Market Neutral and Relative Value – Long/Short Debt engaged in options during the quarter ended March 31, 2013.  The average quarterly market value of purchased and written options for the quarter ended March 31, 2013, were as follows:

	Event	Long/Short	Market	Relative
	Driven	Equity	Neutral	Value
Purchased options	$470,209	$1,030,545	$-	$20,000
Written options	305,912	341,388	34,485	4,133

The effect of purchased options on the statement of operations during the quarter ended March 31, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value include ($221,261), ($493,474), $0 and ($130,139) in realized gains or (losses), respectively.

The effect of written options on the statement of operations during the quarter ended March 31, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value include $715,628, $902,320, $6,542 and $36,308 in realized gains, respectively.

The change in unrealized appreciation or (depreciation) on purchased options for the quarter ended March 31, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value was ($293,572), $202,497, $0 and $27,886, respectively.

The change in unrealized appreciation or (depreciation) on written options for the quarter ended March 31, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value was ($4,576), ($77,821), ($104,721) and ($3,876), respectively.

Credit Default Swaps – The Portfolios may invest in credit default swaps. Event Driven and Relative Value – Long/Short Debt invested in credit default swaps during the quarter ended March 31, 2013. Relative Value – Long/Short Debt uses credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation. If a Portfolio is a buyer and no event of default occurs, the Portfolio will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Portfolio, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Portfolio would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Upon entering into swap agreements, the Portfolios will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Portfolios are buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps the Portfolio will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Portfolio. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Portfolio has recourse against any collateral posted to them by the counterparty. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of by protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2013 (Unaudited)

Event Driven, Relative Value – Long/Short Debt and Managed Futures Strategies engaged in swap contracts during the quarter ended March 31, 2013. The average quarterly notional amount of swap contracts during the quarter ended March 31, 2013, were as follows:

	Event	Relative	Managed
	Driven	Value	Futures*
Swap Contracts	$3,000,000	$67,250,000	$4,191,667

 *March 26, 2013 was the first date the fund held swap contracts.

The effect of swap contracts on the statement of operations during the quarter ended March 31, 2013 for Event Driven, Relative Value and Managed Futures include ($37,500), ($1,083,830) and $0 in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on swap contracts for the quarter ended March 31, 2013 for Event Driven, Relative Value and Managed Futures was ($76,557), $111,135 and ($237,172), respectively.

Restricted Securities – The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

3. Federal Income Taxes

The cost basis of investments (excluding any securities sold short) for federal income tax purposes at March 31, 2013 were as follows:

	Event	Long/Short	Market	Relative	Managed
	Driven	Equity	Neutral	Value	Futures
Cost of Investments	$101,698,030	$186,941,562	$58,846,508	$186,404,519	$49,717,121
Gross tax unrealized appreciation	14,045,014	23,727,426	5,849,943	7,635,950	64,510
Gross tax unrealized depreciation	(2,295,342)	(3,433,930)	(596,760)	(3,729,759)	-
Net tax unrealized appreciation (depreciation)	$11,749,672	$20,293,496	$5,253,183	$3,906,191	$64,510

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Underlying Funds Trust

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date  May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date  May 24, 2013

By /s/ Lance Baker
      Lance Baker, Treasurer and Chief Financial Officer

Date  May 24, 2013